DOCUMENT AND ENTITY INFORMATION (USD $) In Millions, except Share data	12 Months Ended
	May 30, 2010	Feb. 27, 2011
Document And Entity Information
Document Type	8-K
Document period end date	May 30, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Amendment flag	false
Entity registrant name	GENERAL MILLS INC,
Entity central index key	0000040704
Entity current reporting status	Yes
Entity voluntary filers	Yes
Current fiscal year end date	--05-30
Entity filer category	Large Accelerated Filer
Entity well known seasoned issuer	Yes
Entity common stock shares outstanding		651,216,065
Entity public float		$ 22,384.1

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	May 30, 2010	May 31, 2009
Current assets:
Cash and cash equivalents	$ 673.2	$ 749.8
Receivables	1,041.6	953.4
Inventories	1,344	1,346.8
Deferred income taxes	42.7	15.6
Prepaid expenses and other current assets	378.5	469.3
Total current assets	3,480	3,534.9
Land, buildings, and equipment	3,127.7	3,034.9
Goodwill	6,592.8	6,663
Other intangible assets	3,715	3,747
Other assets	763.4	895
Total assets	17,678.9	17,874.8
Current liabilities:
Accounts Payable	849.5	803.4
Current portion of long-term debt	107.3	508.5
Notes payable	1,050.1	812.2
Other current liabilities	1,762.2	1,481.9
Total current liabilities	3,769.1	3,606
Long-term debt	5,268.5	5,754.8
Deferred income taxes	874.6	1,165.3
Other liabilities	2,118.7	1,932.2
Total liabilities	12,030.9	12,458.3
Stockholders' equity:
Common stock, 754.6 shares issued, $0.10 par value	75.5	75.5
Additional paid-in capital	1,307.1	1,212.1
Retained earnings	8,122.4	7,235.6
Common stock in treasury, at cost, shares of 98.1 and 98.6	(2,615.2)	(2,473.1)
Accumulated other comprehensive loss	(1,486.9)	(877.8)
Total stockholders' equity	5,402.9	5,172.3
Noncontrolling interests	245.1	244.2
Total equity	5,648	5,416.5
Total liabilities and equity	$ 17,678.9	$ 17,874.8

CONSOLIDATED BALANCE SHEETS (Paranthetical) (USD $) In Millions, except Per Share data	May 30, 2010	May 31, 2009
Consolidated Balance Sheets (Paranthetical)
Common stock, shares issued	754.6	754.6
Common stock, par value	$ 0.1	$ 0.1
Common stock in treasury, shares	98.1	98.6

CONSOLIDATED STATEMENTS OF EARNINGS (USD $) In Millions, except Per Share data	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Sales
Net sales	$ 14,635.6	$ 14,555.8	$ 13,548
Expenses
Cost of sales	8,835.4	9,380.9	8,731.8
Selling, general, and administrative expenses	3,162.7	2,893.2	2,566
Divestiture (gain), net	0	(84.9)	0
Restructuring, impairment, and other exit costs	31.4	41.6	21
Operating profit	2,606.1	2,325	2,229.2
Interest, net	401.6	382.8	399.7
Earnings before income taxes and after-tax earnings from joint ventures	2,204.5	1,942.2	1,829.5
Income taxes	771.2	720.4	622.2
After-tax earnings from joint ventures	101.7	91.9	110.8
Net earnings, including earnings attributable to noncontrolling interests	1,535	1,313.7	1,318.1
Net earnings attributable to noncontrolling interests	4.5	9.3	23.4
Net earnings attributable to General Mills	$ 1,530.5	$ 1,304.4	$ 1,294.7
Earnings per share - basic	$ 2.32	$ 1.96	$ 1.93
Earnings per share - diluted	$ 2.24	$ 1.9	$ 1.85
Dividends per share	$ 0.96	$ 0.86	$ 0.78

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Cash Flows - Operating Activities
Net earnings, including earnings attributable to noncontrolling interests	$ 1,535	$ 1,313.7	$ 1,318.1
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	457.1	453.6	459.2
After-tax earnings from joint ventures	(101.7)	(91.9)	(110.8)
Stock-based compensation	107.3	117.7	133.2
Deferred income taxes	22.3	215.8	98.1
Tax benefit on exercised options	(114)	(89.1)	(55.7)
Distributions of earnings from joint ventures	88	68.5	108.7
Pension and other postretirement benefit plan contributions	(17.2)	(220.3)	(14.2)
Pension and other postretirement benefit plan (income) expense	(37.9)	(27.5)	5.5
Divestiture (gain), net	0	(84.9)	0
Gain on insurance settlement	0	(41.3)	0
Restructuring, impairment, and other exit costs (income)	23.4	31.3	(1.7)
Changes in current assets and liabilities	143.4	176.9	(126.7)
Other, net	75.5	5.7	(83.8)
Net cash provided by operating activities	2,181.2	1,828.2	1,729.9
Cash Flows - Investing Activities
Purchases of land, buildings, and equipment	(649.9)	(562.6)	(522)
Acquisitions	0	0	0.6
Investment in affilates, net	(130.7)	5.9	64.6
Proceeds from disposal of land, buildings, and equipment	7.4	4.1	25.9
Proceeds from divestiture of product lines	0	244.7	0
Proceeds from insurance settlement	0	41.3	0
Other, net	52	(22.3)	(11.5)
Net cash used by investing activities	(721.2)	(288.9)	(442.4)
Cash Flows - Financing Activities
Change in notes payable	235.8	(1,390.5)	946.6
Issuance of long-term debt	0	1,850	1,450
Payment of long-term debt	(906.9)	(370.3)	(1,623.4)
Settlement of Lehman Brothers forward purchase contract	0	0	750
Repurchase of Series B-1 limited membership interests in GMC	0	0	(843)
Repurchase of General Mills Capital, Inc. preferred stock	0	0	(150)
Proceeds from sale of Class A limited membership interests in GMC	0	0	92.3
Proceeds from common stock issued on exercised options	388.8	305.2	191.4
Tax benefit on exercised options	114	89.1	55.7
Purchases of common stock for treasury	(691.8)	(1,296.4)	(1,432.4)
Dividends paid	(643.7)	(579.5)	(529.7)
Other, net	0	(12.1)	(0.5)
Net cash used by financing activities	(1,503.8)	(1,404.5)	(1,093)
Effect of exchange rate changes on cash and cash equivalents	(32.8)	(46)	49.4
Increase (decrease) in cash and cash equivalents	(76.6)	88.8	243.9
Cash and cash equivalents - beginning of year	749.8	661	417.1
Cash and cash equivalents - end of year	673.2	749.8	661
Cash Flow from Changes in Current Assets and Liabilities
Receivables	(121.1)	81.8	(94.1)
Inventories	(16.7)	(28.1)	(165.1)
Prepaid expenses and other current assets	53.5	30.2	(65.9)
Accounts payable	69.6	(116.4)	125.1
Other current liabilities	158.1	209.4	73.3
Changes in current assets and liabilities	$ 143.4	$ 176.9	$ (126.7)

CONSOLIDATED STATEMENTS OF TOTAL EQUITY AND COMPREHENSIVE INCOME (USD $) In Millions	Issued-Common Stock, Units	Issued-Common Stock, Amount	Additional Paid-In Capital	Common Class A Treasury Member	Treasury Stock, Amount	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Noncontrolling Interest	Total
Total equity, beginning balance at May. 27, 2007		$ 100.5	$ 5,791		$ (6,198)	$ 5,745.3	$ (120.1)	$ 1,139.2	$ 6,457.9
Shares issued, beginning balance at May. 27, 2007	1,004.6			(323.4)
Comprehensive income:
Net earnings, including earnings attributable to noncontrolling interests						1,294.7		23.4	1,318.1
Other comprehensive income (loss)							293.2	3.2	296.4
Total comprehensive income									1,614.5
Cash dividends declared ( $0.96, $0.86, and $0.78 per share)						(529.7)			(529.7)
Stock compensation plans, value (includes income tax benefits of $114.0, $94.0 and $55.7)			121		261.6				382.6
Stock compensation plans, shares				13
Shares purchased, value					(1,384.6)				(1,384.6)
Shares purchaed, shares				(47.8)
Retirement of treasury shares, value		(25)	(5,055.8)		5,080.8				0
Retirement of treasury shares, shares	(250)			250
Shares issued under forward purchase contract, value			168.2		581.8				750
Shares issued under forward purchase contract, shares				28.6
Unearned compensation related to restricted stock awards			(104.1)						(104.1)
Adoption of FIN 48			57.8			8.4			66.2
Repurchase of Series B-1 limited membership interests in General Mills Cereals, LLC (GMC)						(8)		(835)	(843)
Repurchase of GM Capital Inc. Series A preferred stock								(150)	(150)
Sale of GMC Class A limited membership interest in GMC								92.3	92.3
Distributions to noncontrolling interest holders								(26.5)	(26.5)
Earned compensation			133.2						133.2
Total equity, ending balance at May. 25, 2008		75.5	1,111.3		(1,658.4)	6,510.7	173.1	246.6	6,458.8
Shares issued, ending balance at May. 25, 2008	754.6			(79.6)
Comprehensive income:
Net earnings, including earnings attributable to noncontrolling interests						1,304.4		9.3	1,313.7
Other comprehensive income (loss)							(1,050.9)	(1.2)	(1,052.1)
Total comprehensive income									261.6
Cash dividends declared ( $0.96, $0.86, and $0.78 per share)						(579.5)			(579.5)
Stock compensation plans, value (includes income tax benefits of $114.0, $94.0 and $55.7)			23		443.1				466.1
Stock compensation plans, shares				19.6
Shares purchased, value					(1,296.4)				(1,296.4)
Shares purchaed, shares				(40.4)
Shares issued for acquisition, value			16.4		38.6				55
Shares issued for acquisition, shares				1.8
Unearned compensation related to restricted stock awards			(56.2)						(56.2)
Distributions to noncontrolling interest holders								(10.5)	(10.5)
Earned compensation			117.6						117.6
Total equity, ending balance at May. 31, 2009		75.5	1,212.1		(2,473.1)	7,235.6	(877.8)	244.2	5,416.5
Shares issued, ending balance at May. 31, 2009	754.6			(98.6)
Comprehensive income:
Net earnings, including earnings attributable to noncontrolling interests						1,530.5		4.5	1,535
Other comprehensive income (loss)							(609.1)	0.2	(608.9)
Total comprehensive income									926.1
Cash dividends declared ( $0.96, $0.86, and $0.78 per share)						(643.7)			(643.7)
Stock compensation plans, value (includes income tax benefits of $114.0, $94.0 and $55.7)			53.3		549.7				603
Stock compensation plans, shares				21.8
Shares purchased, value					(691.8)				(691.8)
Shares purchaed, shares				(21.3)
Unearned compensation related to restricted stock awards			(65.6)						(65.6)
Distributions to noncontrolling interest holders								(3.8)	(3.8)
Earned compensation			107.3						107.3
Total equity, ending balance at May. 30, 2010		$ 75.5	$ 1,307.1		$ (2,615.2)	$ 8,122.4	$ (1,486.9)	$ 245.1	$ 5,648
Shares issued, ending balance at May. 30, 2010	754.6			(98.1)

CONSOLIDATED STATEMENTS OF TOTAL EQUITY AND COMPREHENSIVE INCOME (Parentheticals) (USD $) In Millions, except Per Share data	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Consolidated statements of total equity and comprehensive income (parentheticals)
$0.10 Par Value Common Stock	$ 0.1	$ 0.1	$ 0.1
(One Billion Shares Authorized)	1,000	1,000	1,000
Cash dividends declared per share	$ 0.96	$ 0.86	$ 0.78
Stock compensation plans, income tax benefits	$ 114	$ 94	$ 55.7

BASIS OF PRESENTATION AND RECLASSIFICATIONS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Basis of Presentation And Reclassifications
Notes to Consolidated Financial Statements
GENERAL MILLS, INC. AND SUBSIDIARIES

NOTE 1. BASIS OF PRESENTATION AND RECLASSIFICATIONS

Income Statement Revised Classifications

At the beginning of fiscal 2011, we revised the classification of certain revenues and expenses to better align our income statement line items with how we manage our business.  We have revised the classification of amounts previously reported in our Consolidated Statements of Earnings to conform to our fiscal 2011 presentation.  These revised classifications had no effect on previously reported net earnings attributable to General Mills or earnings per share.  These changes include:

• Revising the classification of certain customer logistics allowances as a reduction of net sales (previously recorded as cost of sales). The impact of this change was a decrease in net sales of  $160.9 million in fiscal 2010,  $157.5 million in fiscal 2009 and  $152.0 million in fiscal 2008 and a corresponding decrease to cost of sales in each of the years.

• Revising the classification of certain promotion-related costs, customer allowances, and supply chain costs as cost of sales or selling, general, and administrative (SG&A) expenses (previously recorded as a reduction of net sales or SG&A expenses). The impact of these changes was an increase to net sales of  $22.0 million in fiscal 2009 and  $47.9 million in fiscal 2008; an increase to cost of sales of  $73.4 million in fiscal 2010,  $80.6 million in fiscal 2009 and  $105.5 million in fiscal 2008; and a decrease to SG&A expenses of  $73.4 million in fiscal 2010,  $58.6 million in fiscal 2009 and  $57.6 million in fiscal 2008.

• Shifting allocation of certain SG&A expenses, primarily stock-based compensation, between segment operating profit and unallocated corporate items. The impact of this change was a decrease to segment operating profit of  $20.8 million in fiscal 2010,  $18.9 million in fiscal 2009 and  $12.5 million in fiscal 2008 and a corresponding decrease in unallocated corporate items.

• Shifting sales responsibility for a customer from our Bakeries and Foodservice segment to our U.S. Retail segment. Net sales of  $9.8 million in fiscal 2010,  $15.0 million in fiscal 2009 and  $14.5 million in fiscal 2008 and segment operating profit of  $4.1 million in fiscal 2010,  $6.4 million in fiscal 2009 and  $5.6 million in fiscal 2008 previously recorded in our Bakeries and Foodservice segment have now been reported in our U.S. Retail segment.

Basis of Presentation

Our Consolidated Financial Statements include the accounts of General Mills, Inc. and all subsidiaries in which we have a controlling financial interest. Intercompany transactions and accounts are eliminated in consolidation.

Our fiscal year ends on the last Sunday in May. Fiscal 2010 and 2008 each consisted of 52 weeks, and fiscal 2009 consisted of 53 weeks.

In December 2007, the Financial Accounting Standards Board (FASB) issued new guidance on noncontrolling interests in financial statements. The guidance establishes accounting and reporting standards that require: the ownership interest in subsidiaries held by parties other than the parent to be clearly identified and presented in the Consolidated Balance Sheets within equity, but separate from the parent's equity; the amount of consolidated net earnings attributable to the parent and the noncontrolling interest to be clearly identified and presented on the face of the Consolidated Statements of Earnings; and changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary to be accounted for consistently.

We adopted the guidance at the beginning of fiscal 2010. To conform to the current period presentation, we made the following reclassifications to net earnings attributable to noncontrolling interests in our Consolidated Statements of Earnings:

	Fiscal Year
In Millions	2009	2008
From interest, net	$7.2	$22.0
From selling, general, and administrative (SG&A) expenses	2.1	1.4
Total net earnings attributable to noncontrolling interests	$9.3	$23.4

Also, noncontrolling interests previously reported as minority interests have been reclassified to a separate section in equity on the Consolidated Balance Sheets as a result of the adoption. In addition, certain other reclassifications to our previously reported financial information have been made to conform to the current period presentation.

In May 2010, our Board of Directors approved a two-for-one stock split to be effected in the form of a 100 percent stock dividend to stockholders of record on May 28, 2010. The Company's stockholders received one additional share of common stock for each share of common stock in their possession on that date. The additional shares were distributed on June 8, 2010. This did not change the proportionate interest that a stockholder maintained in the Company. All shares and per share amounts have been adjusted for the two-for-one stock split throughout this report.

Change in Reporting Period

As part of a long-term plan to conform the fiscal year ends of all our operations, we have changed the reporting period of certain countries within our International segment from an April fiscal year end to a May fiscal year end to match our fiscal calendar. Accordingly, in the year of change, our results include 13 months of results from the affected operations compared to 12 months in previous fiscal years. In fiscal 2010, we changed many of the countries in our Asia/Pacific region, and in fiscal 2009 we changed most countries in our Latin America region. The impact of these changes was not material to our results of operations and, therefore, we did not restate prior period financial statements for comparability. Countries within the International segment that remain on an April fiscal year end include our European operations and China.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Summary of Significant Accounting Policies

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

We consider all investments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

All inventories in the United States other than grain and certain organic products are valued at the lower of cost, using the last-in, first-out (LIFO) method, or market. Grain inventories and all related cash contracts and derivatives are valued at market with all net changes in value recorded in earnings currently.

Inventories outside of the United States are valued at the lower of cost, using the first-in, first-out (FIFO) method, or market.

Shipping costs associated with the distribution of finished product to our customers are recorded as cost of sales, and are recognized when the related finished product is shipped to and accepted by the customer.

Land, Buildings, Equipment, and Depreciation

Land is recorded at historical cost. Buildings and equipment, including capitalized interest and internal engineering costs, are recorded at cost and depreciated over estimated useful lives, primarily using the straight-line method. Ordinary maintenance and repairs are charged to cost of sales. Buildings are usually depreciated over 40 to 50 years, and equipment, furniture, and software are usually depreciated over 3 to 10 years. Fully depreciated assets are retained in buildings and equipment until disposal. When an item is sold or retired, the accounts are relieved of its cost and related accumulated depreciation; the resulting gains and losses, if any, are recognized in earnings. As of May 30, 2010, assets held for sale were insignificant.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows from the operation and disposition of the asset group are less than the carrying amount of the asset group. Asset groups have identifiable cash flows and are largely independent of other asset groups. Measurement of an impairment loss would be based on the excess of the carrying amount of the asset group over its fair value. Fair value is measured using a discounted cash flow model or independent appraisals, as appropriate.

Goodwill and Other Intangible Assets

Goodwill is not subject to amortization and is tested for impairment annually and whenever events or changes in circumstances indicate that impairment may have occurred. Impairment testing is performed for each of our reporting units. We compare the carrying value of a reporting unit, including goodwill, to the fair value of the unit. Carrying value is based on the assets and liabilities associated with the operations of that reporting unit, which often requires allocation of shared or corporate items among reporting units. If the carrying amount of a reporting unit exceeds its fair value, we revalue all assets and liabilities of the reporting unit, excluding goodwill, to determine if the fair value of the net assets is greater than the net assets including goodwill. If the fair value of the net assets is less than the net assets including goodwill, impairment has occurred. Our estimates of fair value are determined based on a discounted cash flow model. Growth rates for sales and profits are determined using inputs from our annual long-range planning process. We also make estimates of discount rates, perpetuity growth assumptions, market comparables, and other factors.

We evaluate the useful lives of our other intangible assets, mainly brands, to determine if they are finite or indefinite-lived. Reaching a determination on useful life requires significant judgments and assumptions regarding the future effects of obsolescence, demand, competition, other economic factors (such as the stability of the industry, known technological advances, legislative action that results in an uncertain or changing regulatory environment, and expected changes in distribution channels), the level of required maintenance expenditures, and the expected lives of other related groups of assets.

Our indefinite-lived intangible assets, mainly intangible assets primarily associated with the Pillsbury, Totino's, Progresso, Green Giant, Old El Paso, and Häagen-Dazs brands, are also tested for impairment annually and whenever events or changes in circumstances indicate that their carrying value may not be recoverable. We performed our fiscal 2010 assessment of our brand intangibles as of December 1, 2009. Our estimate of the fair value of the brands was based on a discounted cash flow model using inputs which included: projected revenues from our annual long-range plan; assumed royalty rates that could be payable if we did not own the brands; and a discount rate. As of our assessment date, there was no impairment of any of our intangibles as their related fair values were substantially in excess of the carrying values.

Investments in Joint Ventures

Our investments in companies over which we have the ability to exercise significant influence are stated at cost plus our share of undistributed earnings or losses. We receive royalty income from certain joint ventures, incur various expenses (primarily research and development), and record the tax impact of certain joint venture operations that are structured as partnerships. In addition, we make advances to our joint ventures in the form of loans or capital investments. We also sell certain raw materials, semi-finished goods, and finished goods to the joint ventures, generally at market prices.

Variable Interest Entities

As of May 30, 2010, we had invested in three variable interest entities (VIEs). We have an interest in a contract manufacturer at our former facility in Geneva, Illinois. We are the primary beneficiary (PB) and have consolidated this entity. This entity had property and equipment with a carrying value of  $19.4 million and long-term debt of  $20.9 million as of May 30, 2010. The liabilities recognized as a result of consolidating this entity do not represent additional claims on our general assets. We also have an interest in a contract manufacturer in Greece that is a VIE. Although we are the PB, we have not consolidated this entity because it is not practical to do so and it is not material to our results of operations, financial condition, or liquidity as of and for the year ended May 30, 2010. This entity had assets of  $6.7 million and liabilities of  $1.4 million as of May 30, 2010. We are not the PB of the remaining VIE. Our maximum exposure to loss from the three VIEs is limited to the  $20.9 million of long-term debt of the contract manufacturer in Geneva, Illinois and our  $2.2 million equity investment in the VIE of which we are not the PB. We have not provided financial or other support to these VIEs during the current period nor are there arrangements related to these VIEs that could require us to provide financial support in the future.

Revenue Recognition

We recognize sales revenue when the shipment is accepted by our customer. Sales include shipping and handling charges billed to the customer and are reported net of consumer coupon redemption, trade promotion and other costs, including estimated allowances for returns, unsalable product, and prompt pay discounts. Sales, use, value-added, and other excise taxes are not recognized in revenue. Coupons are recorded when distributed, based on estimated redemption rates. Trade promotions are recorded based on estimated participation and performance levels for offered programs at the time of sale. We generally do not allow a right of return. However, on a limited case-by-case basis with prior approval, we may allow customers to return product. In limited circumstances, product returned in saleable condition is resold to other customers or outlets. Receivables from customers generally do not bear interest. Terms and collection patterns vary around the world and by channel. The allowance for doubtful accounts represents our estimate of probable non-payments and credit losses in our existing receivables, as determined based on a review of past due balances and other specific account data. Account balances are written off against the allowance when we deem the amount is uncollectible.

Environmental

Environmental costs relating to existing conditions caused by past operations that do not contribute to current or future revenues are expensed. Liabilities for anticipated remediation costs are recorded on an undiscounted basis when they are probable and reasonably estimable, generally no later than the completion of feasibility studies or our commitment to a plan of action.

Advertising Production Costs

We expense the production costs of advertising the first time that the advertising takes place.

Research and Development

All expenditures for research and development (R&D) are charged against earnings in the year incurred. R&D includes expenditures for new product and manufacturing process innovation, and the annual expenditures are comprised primarily of internal salaries, wages, consulting, and other supplies attributable to time spent on R&D activities. Other costs include depreciation and maintenance of research facilities, including assets at facilities that are engaged in pilot plant activities.

Foreign Currency Translation

For all significant foreign operations, the functional currency is the local currency. Assets and liabilities of these operations are translated at the period-end exchange rates. Income statement accounts are translated using the average exchange rates prevailing during the year. Translation adjustments are reflected within accumulated other comprehensive loss in stockholders' equity. Gains and losses from foreign currency transactions are included in net earnings for the period except for gains and losses on investments in subsidiaries for which settlement is not planned for the foreseeable future and foreign exchange gains and losses on instruments designated as net investment hedges. These gains and losses are recorded in accumulated other comprehensive loss.

Derivative Instruments

All derivatives are recognized on the Consolidated Balance Sheets at fair value based on quoted market prices or our estimate of their fair value, and are recorded in either current or noncurrent assets or liabilities based on their maturity. Changes in the fair values of derivatives are recorded in net earnings or other comprehensive income, based on whether the instrument is designated and effective as a hedge transaction and, if so, the type of hedge transaction. Gains or losses on derivative instruments reported in accumulated other comprehensive loss are reclassified to earnings in the period the hedged item affects earnings. If the underlying hedged transaction ceases to exist, any associated amounts reported in accumulated other comprehensive loss are reclassified to earnings at that time. Any ineffectiveness is recognized in earnings in the current period.

We use derivatives to manage our exposure to changes in commodity prices. We do not perform the assessments required to achieve hedge accounting for commodity derivative positions. Accordingly, the changes in the values of these derivatives are recorded currently in cost of sales in our Consolidated Statements of Earnings.

Although we do not meet the criteria for cash flow hedge accounting, we nonetheless believe that these instruments are effective in achieving our objective of providing certainty in the future price of commodities purchased for use in our supply chain. Accordingly, for purposes of measuring segment operating performance these gains and losses are reported in unallocated corporate items outside of segment operating results until such time that the exposure we are managing affects earnings. At that time we reclassify the gain or loss from unallocated corporate items to segment operating profit, allowing our operating segments to realize the economic effects of the derivative without experiencing any resulting mark-to-market volatility, which remains in unallocated corporate items.

Stock-based Compensation

We generally recognize compensation expense for grants of restricted stock units using the value of a share of our stock on the date of grant. We estimate the value of stock option grants using the Black-Scholes valuation model. Stock compensation is recognized straight line over the vesting period. Our stock compensation expense is recorded in SG&A and cost of sales in the Consolidated Statement of Earnings and allocated to each reportable segment in our segment results.

Certain equity-based compensation plans contain provisions that accelerate vesting of awards upon retirement, disability, or death of eligible employees and directors. We consider a stock-based award to be vested when the employee's retention of the award is no longer contingent on providing subsequent service. Accordingly, the related compensation cost is recognized immediately for awards granted to retirement-eligible individuals or over the period from the grant date to the date retirement eligibility is achieved, if less than the stated vesting period.

We report the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow, thereby reducing net operating cash flows and increasing net financing cash flows.

Defined Benefit Pension, Other Postretirement, and Postemployment Benefit Plans

We sponsor several domestic and foreign defined benefit plans to provide pension, health care, and other welfare benefits to retired employees. Under certain circumstances, we also provide accruable benefits to former or inactive employees in the United States and Canada and members of our Board of Directors, including severance and certain other benefits payable upon death. We recognize an obligation for any of these benefits that vest or accumulate with service. Postemployment benefits that do not vest or accumulate with service (such as severance based solely on annual pay rather than years of service) are charged to expense when incurred. Our postemployment benefit plans are unfunded.

We recognize the underfunded or overfunded status of a defined benefit postretirement plan as an asset or liability and recognize changes in the funded status in the year in which the changes occur through accumulated other comprehensive loss.

Use of Estimates

Preparing our Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates include our accounting for promotional expenditures, valuation of long-lived assets, intangible assets, stock-based compensation, income taxes, and defined benefit pension, post-retirement and post-employment benefits. Actual results could differ from our estimates.

Other New Accounting Standards

In fiscal 2010, we adopted new accounting guidance on employer's disclosures for post-retirement benefit plan assets. The guidance requires an employer to disclose information on the investment policies and strategies and the significant concentrations of risk in plan assets. An employer must also disclose the fair value of each major category of plan assets as of each annual reporting date together with the information on the inputs and valuation techniques used to develop such fair value measurements. The adoption of the guidance did not have an impact on our results of operations or financial condition. See Note 13.

In fiscal 2010, we adopted new accounting guidance on accounting for equity method investments. The guidance addresses the impact of the issuance of the noncontrolling interests and business combination guidance on accounting for equity method investments. The adoption of the guidance did not have a material impact on our results of operations or financial condition.

In fiscal 2010, we adopted new accounting guidance issued to assist in determining whether instruments granted in share-based payment transactions are participating securities. The guidance provides that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of EPS pursuant to the two-class method. The adoption of the guidance did not have a material impact on our basic or diluted EPS.

In fiscal 2010, we adopted new accounting guidance on convertible debt instruments. The guidance requires issuers to account separately for the liability and equity components of convertible debt instruments that may be settled in cash or other assets. The adoption of the guidance did not have a material impact on our results of operations or financial condition.

In fiscal 2009, we adopted the measurement date provisions of new accounting guidance related to defined benefit pension and other postretirement plans. The guidance requires the funded status of a plan to be measured as of the date of the year-end statement of financial position and requires additional disclosures in the notes to consolidated financial statements. The guidance also requires that employers recognize on a prospective basis the funded status of their defined benefit pension and other postretirement plans in their consolidated balance sheets and recognize as a component of other comprehensive income, net of income tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost. The adoption of the measurement date provisions did not have a material impact on our results of operations or financial condition.

In fiscal 2009, we adopted new accounting guidance on fair value measurements. The guidance provides a single definition of fair value, a framework for measuring fair value, and expanded disclosures about fair value measurements. The guidance applies to instruments accounted for under previously issued pronouncements that prescribe fair value as the relevant measure of value. We adopted the guidance at the beginning of fiscal 2009 for all instruments valued on a recurring basis, and the adoption did not have a material impact on our financial statements. The FASB deferred the effective date of the guidance until the beginning of fiscal 2010 as it relates to fair value measurement requirements for nonfinancial assets and liabilities that are not remeasured at fair value on a recurring basis. This includes fair value calculated in impairment assessments of goodwill, indefinite-lived intangible assets, and other long-lived assets. We adopted the guidance at the beginning of fiscal 2010 for all fair value measurements of nonfinancial assets and liabilities that are not remeasured at fair value on a recurring basis, and the adoption did not have a material impact on our financial statements.

In fiscal 2009, we adopted new accounting guidance on share-based payment awards. The guidance requires that tax benefits from dividends paid on unvested restricted shares be charged directly to stockholders' equity instead of benefiting income tax expense. The adoption of the guidance did not have a material impact on our results of operations or financial condition.

ACQUISITIONS AND DIVESTITURES	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Acquisitions and Divestitures

NOTE 3. ACQUISITIONS AND DIVESTITURES

There were no acquisitions or divestitures in fiscal 2010.

In fiscal 2009, we sold our bread concentrates product line within our Bakeries and Foodservice segment, including a plant in Cedar Rapids, Iowa, for  $8.3 million in cash. We recorded a pre-tax loss of  $5.6 million on the transaction. We also sold a portion of the assets of the frozen unbaked bread dough product line within our Bakeries and Foodservice segment, including plants in Bakersfield, California; Hazleton, Pennsylvania; Montreal, Canada; and Vinita, Oklahoma, for  $43.9 million in cash, an  $11.9 million note receivable, and contingent future payments based on the post-sale performance of the product line. Certain assets sold were shared with a frozen dinner roll product line within our U.S. Retail segment, and we exited this product line as a result of the asset sale. We recorded a pre-tax loss of  $38.3 million. In fiscal 2010, we recorded cash proceeds of  $3.2 million related to the repayment of the note. Additional cash proceeds will be recognized in the future as the note is repaid and if the buyer is required to make any performance-based contingent payments. In fiscal 2009, we sold our Pop•Secret microwave popcorn product line from our U.S. Retail segment for  $192.5 million in cash, and we recorded a pre-tax gain of  $128.8 million. We received cash proceeds of  $158.9 million after repayment of a lease obligation and transaction costs. In fiscal 2009, we also acquired Humm Foods, Inc. (Humm Foods), the maker of Lärabar fruit and nut energy bars. We issued 1.8 million shares of our common stock with a value of  $55.0 million to the shareholders of Humm Foods as consideration for the acquisition. We recorded the purchase price less tangible and intangible net assets acquired as goodwill of  $41.6 million. The pro forma effect of this acquisition was not material.

During fiscal 2008, the 8th Continent soymilk business was sold. Our 50 percent share of the after-tax gain on the sale was  $2.2 million, of which we recognized  $1.7 million in after-tax earnings from joint ventures in fiscal 2008. In fiscal 2010, we recorded an additional gain of  $0.6 million when certain conditions related to the sale were satisfied. Also during fiscal 2008, we acquired a controlling interest in HD Distributors (Thailand) Company Limited. Prior to acquiring the controlling interest, we accounted for our investment as a joint venture. The purchase price, net of cash acquired, resulted in a  $1.3 million cash inflow classified in acquisitions on the Consolidated Statements of Cash Flows.

RESTRUCTURING, IMPAIRMENT, AND OTHER EXIT COSTS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Restructuring, Impairment, and Other Exit Costs

NOTE 4. RESTRUCTURING, IMPAIRMENT, AND OTHER EXIT COSTS

We view our restructuring activities as a way to meet our long-term growth targets. Activities we undertake must meet internal rate of return and net present value targets. Each restructuring action normally takes one to two years to complete. At completion (or as each major stage is completed in the case of multi-year programs), the project begins to deliver cash savings and/or reduced depreciation. These activities result in various restructuring costs, including asset write-offs, exit charges including severance, contract termination fees, and decommissioning and other costs. Depreciation associated with restructured assets as used in the context of our disclosures regarding restructuring activity refers to the increase in depreciation expense caused by shortening the useful life or updating the salvage value of depreciable fixed assets to coincide with the end of production under an approved restructuring plan. Any impairment of the asset is recognized immediately in the period the plan is approved.

In fiscal 2010, we recorded restructuring, impairment, and other exit costs pursuant to approved plans as follows:

Expense (Income), in Millions
Discontinuation of kids' refrigerated yogurt beverage and microwave soup product lines	$24.1
Discontinuation of the breadcrumbs product line at Federalsburg, Maryland plant	6.2
Sale of Contagem, Brazil bread and pasta plant	(0.6)
Charges associated with restructuring actions previously announced	1.7
Total	$31.4

In fiscal 2010, we decided to exit our kids' refrigerated yogurt beverage product line at our Murfreesboro, Tennessee plant and our microwave soup product line at our Vineland, New Jersey plant to rationalize capacity for more profitable items. Our decisions to exit these U.S. Retail segment products resulted in a  $24.1 million non-cash charge against the related long-lived assets. No employees were affected by these actions. We expect to recognize  $2.1 million of other exit costs related to these actions, which we anticipate will be completed by the end of the second quarter of fiscal 2011. We also decided to exit our breadcrumbs product line at our Federalsburg, Maryland in our Bakeries and Foodservice segment. As a result of this decision, we concluded that the future cash flows generated by these products were insufficient to recover the net book value of the associated long-lived assets. Accordingly, we recorded a non-cash charge of  $6.2 million primarily related to the impairment of these long-lived assets and in the fourth quarter of fiscal 2010, we sold our breadcrumbs manufacturing facility in Federalsburg for  $2.9 million. In fiscal 2010, we also recorded a  $0.6 million net gain on the sale of our previously closed Contagem, Brazil bread and pasta plant for cash proceeds of  $5.9 million, and recorded  $1.7 million of costs related to previously announced restructuring actions. In fiscal 2010, we paid  $8 million in cash related to restructuring actions taken in fiscal 2010 and previous years.

In fiscal 2009, we recorded restructuring, impairment, and other exit costs pursuant to approved plans as follows:

Expense, in Millions
Closure of Contagem, Brazil bread and pasta plant	$16.8
Discontinuation of product line at Murfreesboro, Tennessee plant	8.3
Charges associated with restructuring actions previously announced	16.5
Total	$41.6

In fiscal 2009, due to declining financial results, we approved the restructuring of our International segment's business in Brazil. We discontinued the production and marketing of Forno De Minas cheese bread and Frescarini pasta brands in Brazil and closed our Contagem, Brazil manufacturing facility. These actions affected 556 employees in our Brazilian operations. Our other product lines in Brazil were not affected by the decision. As a result of this decision, we incurred a charge of  $16.8 million in the fourth quarter of fiscal 2009, consisting primarily of  $5.3 million of employee severance, a  $10.2 million non-cash impairment charge to write down assets to their net realizable value, and  $1.3 million of other costs associated with this restructuring action. This restructuring action was completed in the second quarter of fiscal 2010.

In fiscal 2009, due to declining net sales and to improve manufacturing capacity for other product lines, we decided to exit our U.S. Retail segment's Perfect Portions refrigerated biscuits product line at our manufacturing facility in Murfreesboro, Tennessee. We recorded an  $8.0 million non-cash impairment charge against long lived assets used for this product line and  $0.3 million of other costs associated with this restructuring action. Our other product lines at Murfreesboro were not affected by the decision, and no employees were affected by this action, which was completed in the second quarter of fiscal 2010.

In fiscal 2009, we also incurred  $16.5 million of incremental plant closure expenses related to previously announced restructuring activities, including  $10.3 million for the remainder of our lease obligation at our previously closed facility in Trenton, Ontario.

In fiscal 2008, we recorded restructuring, impairment, and other exit costs pursuant to approved plans as follows:

Expense, in Millions
Closure of Poplar, Wisconsin plant	$2.7
Closure and sale of Allentown, Pennsylvania frozen waffle plant	9.4
Closure of leased Trenton, Ontario frozen dough plant	10.9
Restructuring of production scheduling and discontinuation of cake product line at Chanhassen, Minnesota plant	1.6
Gain on sale of previously closed Vallejo, California plant	(7.1)
Charges associated with restructuring actions previously announced	3.5
Total	$21.0

The roll forward of our restructuring and other exit cost reserves, included in other current liabilities, is as follows:

In Millions	Severance	Contract Termination	Other Exit Costs	Total
Reserve balance as of May 27, 2007	$3.4	$-	$0.9	$4.3
2008 charges, including foreign currency translation	20.9	-	-	20.9
Utilized in 2008	(16.7)	-	(0.6)	(17.3)
Reserve balance as of May 25, 2008	7.6	-	0.3	7.9
2009 charges, including foreign currency translation	5.5	10.3	-	15.8
Utilized in 2009	(4.7)	-	(0.2)	(4.9)
Reserve balance as of May 31, 2009	8.4	10.3	0.1	18.8
2010 charges, including foreign currency translation	0.2	0.8	-	1.0
Utilized in 2010	(6.0)	(3.0)	-	(9.0)
Reserve balance as of May 30, 2010	$2.6	$8.1	$0.1	$10.8

The charges recognized in the roll forward of our reserves for restructuring and other exit costs do not include items charged directly to expense (e.g., asset impairment charges, the gain or loss on the sale of restructured assets, and the write-off of spare parts) and other periodic exit costs recognized as incurred, as those items are not reflected in our restructuring and other exit cost reserves on our Consolidated Balance Sheets.

INVESTMENTS IN JOINT VENTURES	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Investments In Joint Ventures

NOTE 5. INVESTMENTS IN JOINT VENTURES

We have a 50 percent equity interest in Cereal Partners Worldwide (CPW), which manufactures and markets ready-to-eat cereal products in more than 130 countries and republics outside the United States and Canada. CPW also markets cereal bars in several European countries and manufactures private label cereals for customers in the United Kingdom. We have guaranteed a portion of CPW's debt and its pension obligation in the United Kingdom.

We also have a 50 percent equity interest in Häagen-Dazs Japan, Inc. (HDJ). This joint venture manufactures, distributes, and markets Häagen-Dazs ice cream products and frozen novelties.

Results from our CPW and HDJ joint ventures are reported for the 12 months ended March 31.

During fiscal 2008, the 8th Continent soy milk business was sold, and our 50 percent share of the after-tax gain on the sale was  $2.2 million, of which  $1.7 million was recorded in fiscal 2008. In fiscal 2010 we recorded an additional gain of  $0.6 million when certain conditions related to the sale were satisfied.

Joint venture balance sheet activity follows:

In Millions	May 30, 2010	May 31, 2009
Cumulative investments	$398.1	$283.3
Goodwill and other intangibles	512.6	593.9
Aggregate advances	238.2	114.8

Joint venture earnings and cash flow activity follows:

	Fiscal Year
In Millions	2010	2009	2008
Sales to joint ventures	$10.7	$14.2	$12.8
Net advances (repayments)	128.1	(8.2)	(75.2)
Dividends received	88.0	68.5	108.7

Summary combined financial information for the joint ventures on a 100 percent basis follows:

	Fiscal Year
In Millions	2010	2009	2008
Net sales	$2,360.0	$2,280.0	$2,207.7
Gross margin	1,053.2	873.5	906.6
Earnings before income taxes	251.2	234.7	231.7
Earnings after income taxes	202.3	175.3	190.4

In Millions	May 30, 2010	May 31, 2009
Current assets	$731.7	$835.4
Noncurrent assets	907.3	895.0
Current liabilities	1,322.0	1,394.6
Noncurrent liabilities	112.1	66.9

CPW reclassified certain expenses as a reduction to net sales. To conform to the current period presentation, CPW reduced its previously reported net sales by approximately  $150 million in fiscal 2009 and  $200 million in 2008. There was no effect on after-tax earnings from joint ventures in our Consolidated Statements of Earnings.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Goodwill and Other Intangible Assets

NOTE 6. GOODWILL AND OTHER INTANGIBLE ASSETS

The components of goodwill and other intangible assets are as follows:

In Millions	May 30, 2010	May 31, 2009
Goodwill	$6,592.8	$6,663.0
Other intangible assets:
Intangible assets not subject to amortization:
Brands	3,679.6	3,705.3
Intangible assets subject to amortization:
Patents, trademarks, and other finite-lived intangibles	54.4	56.1
Less accumulated amortization	(19.0)	(14.4)
Intangible assets subject to amortization	35.4	41.7
Other intangible assets	3,715.0	3,747.0
Total	$10,307.8	$10,410.0

The changes in the carrying amount of goodwill for fiscal 2008, 2009, and 2010 are as follows:

In Millions	U.S. Retail	International	Bakeries and Foodservice	Joint Ventures	Total
Balance as of May 27, 2007	$5,202.9	$142.2	$981.8	$508.5	$6,835.4
Finalization of purchase accounting	-	(0.3)	-	(16.3)	(16.6)
Adoption of FIN 48	(110.9)	(10.6)	(30.4)	-	(151.9)
Other activity, primarily foreign
currency translation	15.0	15.1	4.3	84.8	119.2
Balance as of May 25, 2008	5,107.0	146.4	955.7	577.0	6,786.1
Acquisition of Humm Foods	41.6	-	-	-	41.6
Divestitures	(17.8)	(0.1)	(23.7)	-	(41.6)
Deferred tax adjustment related to
divestitures	(46.5)	(4.5)	(12.8)	-	(63.8)
Deferred tax adjustment resulting
from change in acquisition-related
income tax liabilities	14.0	1.3	3.8	-	19.1
Other activity, primarily foreign
currency translation	-	(19.8)	-	(58.6)	(78.4)
Balance as of May 31, 2009	5,098.3	123.3	923.0	518.4	6,663.0
Other activity, primarily foreign
currency translation	-	(1.3)	-	(68.9)	(70.2)
Balance as of May 30, 2010	$5,098.3	$122.0	$923.0	$449.5	$6,592.8

The changes in the carrying amount of other intangible assets for fiscal 2008, 2009, and 2010 are as follows:

In Millions	U.S. Retail	International	Joint Ventures	Total
Balance as of May 27, 2007	$3,175.2	$460.9	$57.9	$3,694.0
Finalization of purchase accounting	-	15.6	16.3	31.9
Other activity, primarily
foreign currency translation	-	42.3	9.0	51.3
Balance as of May 25, 2008	3,175.2	518.8	83.2	3,777.2
Acquisition of Humm Foods	19.4	-	-	19.4
Other activity, primarily
foreign currency translation	14.3	(56.2)	(7.7)	(49.6)
Balance as of May 31, 2009	3,208.9	462.6	75.5	3,747.0
Other activity, primarily
foreign currency translation	(2.3)	(17.3)	(12.4)	(32.0)
Balance as of May 30, 2010	$3,206.6	$445.3	$63.1	$3,715.0

FINANCIAL INSTRUMENTS, RISK MANAGEMENT ACTIVITIES, AND FAIR VALUES	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Financial Instruments, Risk Management Activities, and Fair Values

NOTE 7. FINANCIAL INSTRUMENTS, RISK MANAGEMENT ACTIVITIES, AND FAIR VALUES

FINANCIAL INSTRUMENTS

The carrying values of cash and cash equivalents, receivables, accounts payable, other current liabilities, and notes payable approximate fair value. Marketable securities are carried at fair value. As of May 30, 2010, and May 31, 2009, a comparison of cost and market values of our marketable debt and equity securities is as follows:

	Cost		Market Value		Gross Gains		Gross Losses
	Fiscal Year		Fiscal Year		Fiscal Year		Fiscal Year
In Millions	2010	2009	2010	2009	2010	2009	2010	2009
Available for sale:
Debt securities	$11.8	$35.1	$11.9	$35.0	$0.1	$0.1	$-	$(0.2)
Equity securities	6.1	6.1	15.5	13.8	9.4	7.7	-	-
Total	$17.9	$41.2	$27.4	$48.8	$9.5	$7.8	$-	$(0.2)

Earnings include insignificant realized gains from sales of available-for-sale marketable securities. Gains and losses are determined by specific identification. Classification of marketable securities as current or noncurrent is dependent upon management's intended holding period, the security's maturity date, or both. The aggregate unrealized gains and losses on available-for-sale securities, net of tax effects, are classified in AOCI within stockholders' equity. Scheduled maturities of our marketable securities are as follows:

	Available for Sale
In Millions	Cost	Market Value
Under 1 year (current)	$4.8	$4.8
From 1 to 3 years	0.8	0.8
From 4 to 7 years	4.1	4.1
Over 7 years	2.1	2.2
Equity securities	6.1	15.5
Total	$17.9	$27.4

Marketable securities with a market value of  $2.3 million as of May 30, 2010, were pledged as collateral for certain derivative contracts.

The fair values and carrying amounts of long-term debt, including the current portion, were  $5,958.8 million and  $5,375.8 million as of May 30, 2010. The fair value of long-term debt was estimated using market quotations and discounted cash flows based on our current incremental borrowing rates for similar types of instruments.

RISK MANAGEMENT ACTIVITIES

As a part of our ongoing operations, we are exposed to market risks such as changes in interest rates, foreign currency exchange rates, and commodity prices. To manage these risks, we may enter into various derivative transactions (e.g., futures, options, and swaps) pursuant to our established policies.

COMMODITY PRICE RISK

Many commodities we use in the production and distribution of our products are exposed to market price risks. We utilize derivatives to manage price risk for our principal ingredients and energy costs, including grains (oats, wheat, and corn), oils (principally soybean), non-fat dry milk, natural gas, and diesel fuel. Our primary objective when entering into these derivative contracts is to achieve certainty with regard to the future price of commodities purchased for use in our supply chain. We manage our exposures through a combination of purchase orders, long-term contracts with suppliers, exchange-traded futures and options, and over-the-counter options and swaps. We offset our exposures based on current and projected market conditions and generally seek to acquire the inputs at as close to our planned cost as possible.

As discussed in Note 2, we do not perform the assessments required to achieve hedge accounting for commodity derivative positions. Pursuant to this policy, unallocated corporate items for fiscal 2010 and fiscal 2009 included:

	Fiscal Year
In Millions	2010	2009	2008
Net gain (loss) on mark-to-market valuation of commodity positions	$(54.7)	$(249.6)	$115.3
Net loss (gain) on commodity positions reclassified from unallocated corporate items to segment operating profit	55.7	134.8	(55.7)
Net mark-to-market revaluation of certain grain inventories	(8.1)	(4.1)	(2.6)
Net mark-to-market valuation of certain commodity positions recognized in unallocated corporate items	$(7.1)	$(118.9)	$57.0

As of May 30, 2010, the net notional value of commodity derivatives was  $464.2 million, of which  $295.2 million related to agricultural inputs and  $169.0 million related to energy inputs. These contracts relate to inputs that generally will be utilized within the next 12 months.

INTEREST RATE RISK

We are exposed to interest rate volatility with regard to future issuances of fixed-rate debt, and existing and future issuances of floating-rate debt. Primary exposures include U.S. Treasury rates, LIBOR, and commercial paper rates in the United States and Europe. We use interest rate swaps and forward-starting interest rate swaps to hedge our exposure to interest rate changes, to reduce the volatility of our financing costs, and to achieve a desired proportion of fixed-rate versus floating-rate debt, based on current and projected market conditions. Generally under these swaps, we agree with a counterparty to exchange the difference between fixed-rate and floating-rate interest amounts based on an agreed upon notional principal amount.

Floating Interest Rate Exposures — Except as discussed below, floating-to-fixed interest rate swaps are accounted for as cash flow hedges, as are all hedges of forecasted issuances of debt. Effectiveness is assessed based on either the perfectly effective hypothetical derivative method or changes in the present value of interest payments on the underlying debt. Effective gains and losses deferred to AOCI are reclassified into earnings over the life of the associated debt. Ineffective gains and losses are recorded as net interest. The amount of hedge ineffectiveness was less than  $1 million in each of fiscal 2010, 2009 and 2008.

Fixed Interest Rate Exposures — Fixed-to-floating interest rate swaps are accounted for as fair value hedges with effectiveness assessed based on changes in the fair value of the underlying debt and derivatives, using incremental borrowing rates currently available on loans with similar terms and maturities. Ineffective gains and losses on these derivatives and the underlying hedged items are recorded as net interest. The amount of hedge ineffectiveness was less than  $1 million in each of fiscal 2010, 2009 and 2008.

In advance of a planned debt financing in fiscal 2011, we entered into  $500 million of treasury lock derivatives with an average fixed rate of 4.3 percent. All of these treasury locks were cash settled for  $17.1 million coincident with the issuance of our  $500 million 30-year fixed-rate notes, which settled subsequent to our fiscal 2010 year end, on June 1, 2010. As of May 30, 2010, a  $16.8 million pre-tax loss remained in AOCI, which will be reclassified to earnings over the term of the underlying debt.

During the second quarter of fiscal 2010 we entered into  $700 million of swaps to convert  $700 million of 5.65 percent fixed-rate notes due September 10, 2012, to floating rates. In May 2010, we repurchased  $179.2 million of our 5.65 percent notes, and as a result, we received  $2.7 million to settle a portion of these swaps that related to the repurchased debt.

In anticipation of our acquisition of The Pillsbury Company (Pillsbury) and other financing needs, we entered into pay-fixed interest rate swap contracts during fiscal 2001 and 2002 totaling  $7.1 billion to lock in our interest payments on the associated debt. As of May 30, 2010, we still owned  $1.6 billion of Pillsbury-related pay-fixed swaps that were previously neutralized with offsetting pay-floating swaps in fiscal 2002.

In advance of a planned debt financing in fiscal 2007, we entered into  $700.0 million pay-fixed, forward-starting interest rate swaps with an average fixed rate of 5.7 percent. All of these forward-starting interest rate swaps were cash settled for  $22.5 million coincident with our  $1.0 billion 10-year fixed-rate note offering on January 24, 2007. As of May 30, 2010, a  $14.9 million pre-tax loss remained in AOCI, which will be reclassified to earnings over the term of the underlying debt.

The following table summarizes the notional amounts and weighted-average interest rates of our interest rate swaps. As discussed above, we have neutralized all of our Pillsbury-related pay-fixed swaps with pay-floating swaps; however, we cannot present them on a net basis in the following table because the offsetting occurred with different counterparties. Average floating rates are based on rates as of the end of the reporting period.

In Millions	May 30, 2010	May 31, 2009
Pay-floating swaps - notional amount	$2,155.6	$1,859.3
Average receive rate	4.8%	5.7%
Average pay rate	0.3%	0.3%
Pay-fixed swaps - notional amount	$1,600.0	$2,250.0
Average receive rate	0.3%	0.5%
Average pay rate	7.3%	6.4%

The swap contracts mature at various dates from fiscal 2011 to 2013 as follows:

	Fiscal Year Maturity Date
In Millions	Pay Floating	Pay Fixed
2011	$17.6	$-
2012	1,603.3	850.0
2013	534.7	750.0
Total	$2,155.6	$1,600.0

FOREIGN EXCHANGE RISK

Foreign currency fluctuations affect our net investments in foreign subsidiaries and foreign currency cash flows related to foreign-denominated commercial paper, third party purchases, intercompany loans, and product shipments. We are also exposed to the translation of foreign currency earnings to the U.S. dollar. Our principal exposures are to the Australian dollar, British pound sterling, Canadian dollar, Chinese renminbi, euro, Japanese yen, and Mexican peso. We mainly use foreign currency forward contracts to selectively hedge our foreign currency cash flow exposures. We also generally swap our foreign-denominated commercial paper borrowings and nonfunctional currency intercompany loans back to U.S. dollars or the functional currency; the gains or losses on these derivatives offset the foreign currency revaluation gains or losses recorded in earnings on the associated borrowings. We generally do not hedge more than 18 months forward.

The amount of hedge ineffectiveness was less than  $1 million in each of fiscal 2010, 2009 and 2008.

We also have many net investments in foreign subsidiaries that are denominated in euros. We hedged a portion of these net investments by issuing euro-denominated commercial paper and foreign exchange forward contracts. As of May 30, 2010, we had deferred net foreign currency transaction losses of  $95.7 million in accumulated other comprehensive loss (AOCI) associated with hedging activity.

FAIR VALUE MEASUREMENTS AND FINANCIAL STATEMENT PRESENTATION

We categorize assets and liabilities into one of three levels based on the assumptions (inputs) used in valuing the asset or liability. Level 1 provides the most reliable measure of fair value, while Level 3 generally requires significant management judgment. The three levels are defined as follows:

Level 1:       Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2:       Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets or liabilities in active markets or quoted prices for identical assets or liabilities in inactive markets.

Level 3:       Unobservable inputs reflecting management's assumptions about the inputs used in pricing the asset or liability.

The fair values of our assets, liabilities, and derivative positions recorded at fair value as of May 30, 2010, were as follows:

	Fair Values of Assets				Fair Values of Liabilities
In Millions	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Derivatives designated as hedging instruments:
Interest rate contracts (a) (d)	$-	$5.8	$-	$5.8	$-	$(17.1)	$-	$(17.1)
Foreign exchange contracts (b) (c)	-	8.6	-	8.6	-	(12.5)	-	(12.5)
Total	-	14.4	-	14.4	-	(29.6)	-	(29.6)

Derivatives not designated as hedging instruments:
Interest rate contracts (a) (d)	-	124.3	-	124.3	-	(163.1)	-	(163.1)
Foreign exchange contracts (b)	-	9.5	-	9.5	-	(1.0)	-	(1.0)
Commodity contracts (b) (f)	-	7.4	-	7.4	(5.6)	-	-	(5.6)
Total	-	141.2	-	141.2	(5.6)	(164.1)	-	(169.7)

Other assets and liabilities reported at fair value:
Marketable investments (a) (e)	15.5	11.9	-	27.4	-	-	-	-
Grain contracts (b) (f)	-	11.9	-	11.9	-	(13.0)	-	(13.0)
Long-lived assets (g)	-	0.4	-	0.4	-	-	-	-
Total	15.5	24.2	-	39.7	-	(13.0)	-	(13.0)
Total assets, liabilities, and derivative positions recorded at fair value	$15.5	$179.8	$-	$195.3	$(5.6)	$(206.7)	$-	$(212.3)

(a)       These contracts and investments are recorded as other assets or as other liabilities, as appropriate, based on whether in a gain or loss position. Certain marketable investments are recorded as cash and cash equivalents.

(b)       These contracts are recorded as prepaid expenses and other current assets or as other current liabilities, as appropriate, based on whether in a gain or loss position.

(c)       Based on observable market transactions of spot currency rates and forward currency prices.

(d)       Based on LIBOR and swap rates.

(e)       Based on prices of common stock and bond matrix pricing.

(f)       Based on prices of futures exchanges and recently reported transactions in the marketplace.

(g) We recorded a  $6.6 million non-cash impairment charge in fiscal 2010 to write down certain long-lived assets to their fair value of  $0.4 million. Fair value was based on recently reported transactions for similar assets in the marketplace. These assets had a book value of  $7.0 million and were associated with the exit activities described in Note 4.

We did not significantly change our valuation techniques from prior periods.

Information related to our cash flow hedges, net investment hedges, and other derivatives not designated as hedging instruments for the fiscal years ended May 30, 2010, and May 31, 2009, follows:

	Interest Rate Contracts		Foreign Exchange Contracts		Equity Contracts		Commodity Contracts		Total
	Fiscal Year		Fiscal Year		Fiscal Year		Fiscal Year		Fiscal Year
In Millions	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Derivatives in Cash Flow Hedging Relationships:
Amount of gain (loss) recognized in OCI (a)	$(11.7)	$(1.1)	$(13.3)	$9.1	$-	$-	$-	$-	$(25.0)	$8.0
Amount of gain (loss) reclassified from AOCI into earnings (a) (b)	(18.0)	(15.8)	(26.4)	27.7	-	-	-	-	(44.4)	11.9
Amount of gain (loss) recognized in earnings (c) (d)	(0.3)	(0.1)	(0.5)	0.3	-	-	-	-	(0.8)	0.2

Derivatives in Fair Value Hedging Relationships:
Amount of net gain recognized in earnings (d)	0.2	-	-	-	-	-	-	-	0.2	-

Derivatives in Net Investment Hedging Relationships:
Amount of gain recognized in OCI (a)	-	-	-	6.0	-	-	-	-	-	6.0

Derivatives Not Designated as Hedging Instruments:
Amount of gain (loss) recognized in earnings (e)	0.2	3.3	13.3	(70.2)	0.2	0.2	(54.7)	(249.6)	(41.0)	(316.3)

(a)       Effective portion.

(b)       Gain (loss) reclassified from AOCI into earnings is reported in interest, net for interest rate swaps and in cost of sales and SG&A expenses for foreign exchange contracts.

(c)       All gain (loss) recognized in earnings is related to the ineffective portion of the hedging relationship. No amounts were reported as a result of being excluded from the assessment of hedge effectiveness.

(d)       Net gain recognized in earnings is related to the ineffective portion of the hedging relationship and the related hedged items. No amounts were reported as a result of being excluded from the assessment of hedge effectiveness.

(e)       Gain (loss) recognized in earnings is reported in interest, net for interest rate contracts, in cost of sales for commodity contracts, and in SG&A expenses for equity contracts.

AMOUNTS RECORDED IN ACCUMULATED OTHER COMPREHENSIVE LOSS

Unrealized losses from interest rate cash flow hedges recorded in AOCI as of May 30, 2010, totaled  $25.1 million after tax. These deferred losses are primarily related to interest rate swaps we entered into in contemplation of future borrowings and other financing requirements and are being reclassified into net interest over the lives of the hedged forecasted transactions. As of May 30, 2010, we had no amounts from commodity derivatives recorded in AOCI. Unrealized losses from foreign currency cash flow hedges recorded in AOCI as of May 30, 2010, were  $3.8 million after-tax. The net amount of pre-tax gains and losses in AOCI as of May 30, 2010, that we expect to be reclassified into net earnings within the next 12 months is  $17.5 million of expense.

CREDIT-RISK-RELATED CONTINGENT FEATURES

Certain of our derivative instruments contain provisions that require us to maintain an investment grade credit rating on our debt from each of the major credit rating agencies. If our debt were to fall below investment grade, the counterparties to the derivative instruments could request full collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a liability position on May 30, 2010, was  $16.3 million. We have not posted any collateral associated with these contracts. If the credit-risk-related contingent features underlying these agreements were triggered on May 30, 2010, we would be required to post an additional  $16.3 million of collateral to the counterparties.

CONCENTRATIONS OF CREDIT AND COUNTERPARTY CREDIT RISK

During fiscal 2010, Wal-Mart Stores, Inc. and its affiliates (Wal-Mart) accounted for 23 percent of our consolidated net sales and 30 percent of our net sales in the U.S. Retail segment. No other customer accounted for 10 percent or more of our consolidated net sales. Wal-Mart also represented 5 percent of our net sales in the International segment and 7 percent of our net sales in the Bakeries and Foodservice segment. As of May 30, 2010, Wal-Mart accounted for 28 percent of our U.S. Retail receivables, 4 percent of our International receivables, and 7 percent of our Bakeries and Foodservice receivables. The five largest customers in our U.S. Retail segment accounted for 54 percent of its fiscal 2010 net sales, the five largest customers in our International segment accounted for 23 percent of its fiscal 2010 net sales, and the five largest customers in our Bakeries and Foodservice segment accounted for 45 percent of its fiscal 2010 net sales.

We enter into interest rate, foreign exchange, and certain commodity and equity derivatives, primarily with a diversified group of highly rated counterparties. We continually monitor our positions and the credit ratings of the counterparties involved and, by policy, limit the amount of credit exposure to any one party. These transactions may expose us to potential losses due to the risk of nonperformance by these counterparties; however, we have not incurred a material loss. We also enter into commodity futures transactions through various regulated exchanges.

The amount of loss due to the credit risk of the counterparties, should the counterparties fail to perform according to the terms of the contracts, is  $60.1 million against which we hold  $20.0 million of collateral. Under the terms of master swap agreements, some of our transactions require collateral or other security to support financial instruments subject to threshold levels of exposure and counterparty credit risk. Collateral assets are either cash or U.S. Treasury instruments and are held in a trust account that we may access if the counterparty defaults.

DEBT	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Debt

NOTE 8. DEBT

Notes Payable

The components of notes payable and their respective weighted-average interest rates at the end of the periods were as follows:

	May 30, 2010		May 31, 2009
In Millions	Notes Payable	Weighted- Average Interest Rate	Notes Payable	Weighted- Average Interest Rate
U.S. commercial paper	$973.0	0.3%	$401.8	0.5%
Euro commercial paper	-	-	275.0	0.5
Financial institutions	77.1	10.6	135.4	12.9
Total	$1,050.1	1.1%	$812.2	2.6%

To ensure availability of funds, we maintain bank credit lines sufficient to cover our outstanding short-term borrowings. Commercial paper is a continuing source of short-term financing. We issue commercial paper in the United States and Europe. Our commercial paper borrowings are supported by  $2.9 billion of fee-paid committed credit lines, consisting of a  $1.8 billion facility expiring in October 2012 and a  $1.1 billion facility expiring in October 2010. We also have  $278.9 million in uncommitted credit lines that support our foreign operations. As of May 30, 2010, there were no amounts outstanding on the fee-paid committed credit lines and  $76.5 was drawn on the uncommitted lines. The credit facilities contain several covenants, including a requirement to maintain a fixed charge coverage ratio of at least 2.5. We were in compliance with all credit facility covenants as of May 30, 2010.

Long-Term Debt

In May 2010, we paid  $437.0 million to repurchase in a cash tender offer  $400.0 million of our previously issued debt. We repurchased  $220.8 million of our 6.0 percent notes due 2012 and  $179.2 million of our 5.65 percent notes due 2012. As a result of the repurchase, we recorded interest expense of  $40.1 million which represented the premium paid in the tender offer, the write-off of the remaining discount and unamortized fees, and the settlement of related swaps. We issued commercial paper to fund the repurchase.

During fiscal 2010, we repaid  $88.0 million of long-term bank debt held by wholly owned foreign subsidiaries.

In January 2009, we issued  $1.2 billion aggregate principal amount of 5.65 percent notes due 2019. In August 2008, we issued  $700.0 million aggregate principal amount of 5.25 percent notes due 2013. The proceeds of these notes were used to repay a portion of our outstanding commercial paper. Interest on these notes is payable semi-annually in arrears. These notes may be redeemed at our option at any time for a specified make-whole amount. These notes are senior unsecured, unsubordinated obligations that include a change of control repurchase provision.

In June 2010, subsequent to our fiscal 2010 year end, we issued  $500.0 million aggregate principal amount of 5.4 percent notes due 2040. The significant terms of these notes are similar to our previously issued notes.

Certain of our long-term debt and noncontrolling interests agreements contain restrictive covenants. As of May 30, 2010, we were in compliance with all of these covenants.

As of May 30, 2010, the  $40.6 million pre-tax loss recorded in AOCI associated with our previously designated interest rate swaps will be reclassified to net interest over the remaining lives of the hedged transactions. The amount expected to be reclassified from AOCI to net interest in fiscal 2011 is  $13.1 million pre-tax.

A summary of our long-term debt is as follows:

In Millions	May 30, 2010	May 31, 2009
5.65% notes due February 15, 2019	$1,150.0	$1,150.0
6% notes due February 15, 2012	1,019.5	1,240.3
5.7% notes due February 15, 2017	1,000.0	1,000.0
5.2% notes due March 17, 2015	750.0	750.0
5.25% notes due August 15, 2013	700.0	700.0
5.65% notes due September 10, 2012	520.8	700.0
Medium-term notes, 4.8% to 9.1%, due fiscal 2011 or later	204.4	204.4
Debt of consolidated contract manufacturer	20.9	26.5
Floating-rate notes due January 22, 2010	-	500.0
Other, including capital leases	10.2	(7.9)
	5,375.8	6,263.3
Less amount due within one year	(107.3)	(508.5)
Total long-term debt	$5,268.5	$5,754.8

Principal payments due on long-term debt in the next five years based on stated contractual maturities, our intent to redeem, or put rights of certain note holders are  $107.3 million in fiscal 2011,  $1,031.3 million in fiscal 2012,  $633.6 million in fiscal 2013,  $702.6 million in fiscal 2014, and  $750.1 million in fiscal 2015.

NONCONTROLLING INTERESTS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Noncontrolling Interests

NOTE 9. NONCONTROLLING INTERESTS

As discussed in Note 1, at the beginning of fiscal 2010, we adopted new accounting guidance on noncontrolling interests in financial statements. As a result of this adoption, noncontrolling interests, previously reported primarily as minority interests, were reclassified to a separate section in equity on the Consolidated Balance Sheets.

Our principal noncontrolling interest relates to our subsidiary GMC. GMC issued a managing membership interest and limited preferred membership interests to certain of our wholly owned subsidiaries. We continue to hold the entire managing membership interest, and therefore direct the operations of GMC. We currently hold all interests in GMC other than Class A Limited Membership Interests (Class A Interests) which are held by an unrelated third-party investor. As of May 30, 2010, the carrying value of all outstanding Class A Interests was  $242.3 million, classified as noncontrolling interests on our Consolidated Balance Sheets.

The holder of the Class A Interests receives quarterly preferred distributions from available net income based on the application of a floating preferred return rate, currently equal to the sum of three-month LIBOR plus 65 basis points, to the holder's capital account balance established in the most recent mark-to-market valuation (currently  $248.1 million).

For financial reporting purposes, the assets, liabilities, results of operations, and cash flows of GMC are included in our Consolidated Financial Statements. The return to the third-party investor is reflected in net earnings attributable to noncontrolling interests in the Consolidated Statements of Earnings.

In addition, we have 7 foreign subsidiaries that have minority interests totaling  $2.8 million as of May 30, 2010.

Our noncontrolling interests contain restrictive covenants. As of May 30, 2010, we were in compliance with all of these covenants.

STOCKHOLDERS' EQUITY	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Stockholders' Equity

NOTE 10. STOCKHOLDERS' EQUITY

Cumulative preference stock of 5.0 million shares, without par value, is authorized but unissued.

All common stock share and per share amounts have been adjusted for the two-for-one stock split on May 28, 2010.

During fiscal 2010, we repurchased 21.3 million shares of common stock for an aggregate purchase price of  $691.8 million. During fiscal 2009, we repurchased 40.4 million shares of common stock for an aggregate purchase price of  $1,296.4 million. During fiscal 2008, we repurchased 47.8 million shares of common stock for an aggregate purchase price of  $1,384.6 million.

On December 10, 2007, our Board of Directors approved the retirement of 250.0 million shares of common stock in treasury. This action reduced common stock by  $25.0 million, reduced additional paid-in capital by  $5,055.8 million, and reduced common stock in treasury by  $5,080.8 million on our Consolidated Balance Sheets.

In fiscal 2007, our Board of Directors authorized the repurchase of up to 150 million shares of our common stock. On June 28, 2010, our Board of Directors authorized the repurchase of up to 100 million shares of our common stock. The fiscal 2011 authorization terminated and replaced the fiscal 2007 authorization. Purchases under the authorization can be made in the open market or in privately negotiated transactions, including the use of call options and other derivative instruments, Rule 10b5-1 trading plans, and accelerated repurchase programs. The authorization has no specified termination date.

In October 2004, Lehman Brothers Holdings Inc. (Lehman Brothers) issued  $750.0 million of notes, which were mandatorily exchangeable for shares of our common stock. In connection with the issuance of those notes, an affiliate of Lehman Brothers entered into a forward purchase contract with us, under which we were obligated to deliver to such affiliate between 28.0 million and 34.0 million shares of our common stock, subject to adjustment under certain circumstances. We delivered 28.6 million shares in October 2007, in exchange for  $750.0 million in cash from Lehman Brothers. We used the cash to reduce outstanding commercial paper balances.

The following table provides details of total comprehensive income:

	Fiscal 2010
In Millions	Pretax	Tax	Net
Net earnings attributable to General Mills			$1,530.5
Net earnings attributable to noncontrolling interests			4.5
Net earnings, including earnings attributable to noncontrolling interests			$1,535.0
Other comprehensive income (loss):
Foreign currency translation	$(163.3)	$-	$(163.3)
Net actuarial loss arising during period	(786.3)	314.8	(471.5)
Other fair value changes:
Securities	1.9	(0.7)	1.2
Hedge derivatives	(25.0)	10.6	(14.4)
Reclassification to earnings:
Hedge derivatives	44.4	(17.0)	27.4
Amortization of losses and prior service costs	19.1	(7.6)	11.5
Other comprehensive income (loss) in accumulated other comprehensive loss	(909.2)	300.1	(609.1)
Other comprehensive income attributable to noncontrolling interests	0.2	-	0.2
Other comprehensive income (loss)	$(909.0)	$300.1	$(608.9)
Total comprehensive income			$926.1

	Fiscal 2009
In Millions	Pretax	Tax	Net
Net earnings attributable to General Mills			$1,304.4
Net earnings attributable to noncontrolling interests			9.3
Net earnings, including earnings attributable to noncontrolling interests			$1,313.7
Other comprehensive income (loss):
Foreign currency translation	$(286.6)	$-	$(286.6)
Net actuarial loss arising during period	(1,254.0)	477.8	(776.2)
Other fair value changes:
Securities	(0.6)	0.2	(0.4)
Hedge derivatives	8.0	(3.4)	4.6
Reclassification to earnings:
Hedge derivatives	(11.9)	4.6	(7.3)
Amortization of losses and prior service costs	24.2	(9.2)	15.0
Other comprehensive income (loss) in accumulated other comprehensive loss	(1,520.9)	470.0	(1,050.9)
Other comprehensive loss attributable to noncontrolling interests	(1.2)	-	(1.2)
Other comprehensive income (loss)	$(1,522.1)	$470.0	$(1,052.1)
Total comprehensive income			$261.6

	Fiscal 2008
In Millions	Pretax	Tax	Net
Net earnings attributable to General Mills			$1,294.7
Net earnings attributable to noncontrolling interests			23.4
Net earnings, including earnings attributable to noncontrolling interests			$1,318.1
Other comprehensive income (loss):
Foreign currency translation	$243.1	$-	$243.1
Minimum pension liability	61.4	(22.0)	39.4
Other fair value changes:
Securities	1.5	(0.6)	0.9
Hedge derivatives	59.6	(21.3)	38.3
Reclassification to earnings:
Hedge derivatives	(64.5)	23.5	(41.0)
Amortization of losses and prior service costs	20.6	(8.1)	12.5
Other comprehensive income (loss) in accumulated other comprehensive income	321.7	(28.5)	293.2
Other comprehensive income attributable to noncontrolling interests	3.2	-	3.2
Other comprehensive income (loss)	$324.9	$(28.5)	$296.4
Total comprehensive income			$1,614.5

During fiscal 2009, we incurred unrecognized losses in excess of  $1.1 billion on assets, primarily equity securities, in our defined benefit pension and other postretirement benefit plans. These losses were recognized in other comprehensive income. In fiscal 2010 and future years, the losses are reflected in pension expense using the market-related value of the plan assets over a five year period and amortized using a declining balance method over the average remaining service period of active plan participants.

In fiscal 2010, 2009, and 2008, except for reclassifications to earnings, changes in other comprehensive income (loss) were primarily non-cash items.

Accumulated other comprehensive loss balances, net of tax effects, were as follows:

In Millions	May 30, 2010	May 31, 2009
Foreign currency translation adjustments	$194.9	$358.2
Unrealized gain (loss) from:
Securities	5.6	4.4
Hedge derivatives	(28.9)	(41.9)
Pension, other postretirement, and postemployment benefits:
Net actuarial loss	(1,611.0)	(1,168.2)
Prior service costs	(47.5)	(30.3)
Accumulated other comprehensive loss	$(1,486.9)	$(877.8)

STOCK PLANS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Stock Plans

NOTE 11. STOCK PLANS

All shares and per share amounts have been adjusted for the two-for-one stock split on May 28, 2010.

We use broad-based stock plans to help ensure that management's interests are aligned with those of our stockholders. As of May 30, 2010, a total of 24,337,402 shares were available for grant in the form of stock options, restricted shares, restricted stock units, and shares of common stock under the 2009 Stock Compensation Plan (2009 Plan) and the 2006 Compensation Plan for Non-Employee Directors (2006 Director Plan). On September 21, 2009, our stockholders approved the 2009 Plan, replacing the 2007 Stock Compensation Plan (2007 Plan). Restricted shares and restricted stock units may also be granted under our Executive Incentive Plan (EIP) through September 25, 2010. The 2009 Plan and EIP also provide for the issuance of cash-settled share-based units. Stock-based awards now outstanding include some granted under the 1995, 1996, 1998 (senior management), 1998 (employee), 2001, 2003, 2005, and 2007 stock plans, under which no further awards may be granted. The stock plans provide for full vesting of options, restricted shares, restricted stock units, and cash-settled share-based units upon completion of specified service periods or in certain circumstances, following a change of control.

Stock Options

The estimated fair values of stock options granted and the assumptions used for the Black-Scholes option-pricing model were as follows:

	Fiscal Year
	2010	2009	2008
Estimated fair values of stock options granted	$ 3.20	$ 4.70	$ 5.28
Assumptions:
Risk-free interest rate	3.7%	4.4%	5.1%
Expected term	8.5years	8.5years	8.5years
Expected volatility	18.9%	16.1%	15.6%
Dividend yield	3.4%	2.7%	2.7%

The valuation of stock options is a significant accounting estimate which requires us to use judgments and assumptions that are likely to have a material impact on our financial statements. Annually, we make predictive assumptions regarding future stock price volatility, employee exercise behavior, dividend yield, and the forfeiture rate.

We estimate the fair value of each option on the grant date using the Black-Scholes option-pricing model, which requires us to make predictive assumptions regarding future stock price volatility, employee exercise behavior, and dividend yield. We estimate our future stock price volatility using the historical volatility over the expected term of the option, excluding time periods of volatility we believe a marketplace participant would exclude in estimating our stock price volatility. For fiscal 2010 and all future grants, we have excluded historical volatility for fiscal 2002 and prior, primarily because volatility driven by our acquisition of Pillsbury does not reflect what we believe to be expected future volatility. We also have considered, but did not use, implied volatility in our estimate, because trading activity in options on our stock, especially those with tenors of greater than 6 months, is insufficient to provide a reliable measure of expected volatility.

Our expected term represents the period of time that options granted are expected to be outstanding based on historical data to estimate option exercise and employee termination within the valuation model. Separate groups of employees have similar historical exercise behavior and therefore were aggregated into a single pool for valuation purposes. The weighted-average expected term for all employee groups is presented in the table above. The risk-free interest rate for periods during the expected term of the options is based on the U.S. Treasury zero-coupon yield curve in effect at the time of grant.

Any corporate income tax benefit realized upon exercise or vesting of an award in excess of that previously recognized in earnings (referred to as a windfall tax benefit) is presented in the Consolidated Statements of Cash Flows as a financing cash flow.

Realized windfall tax benefits are credited to additional paid-in capital within the Consolidated Balance Sheets. Realized shortfall tax benefits (amounts which are less than that previously recognized in earnings) are first offset against the cumulative balance of windfall tax benefits, if any, and then charged directly to income tax expense, potentially resulting in volatility in our consolidated effective income tax rate. We calculated a cumulative memo balance of windfall tax benefits from post-1995 fiscal years for the purpose of accounting for future shortfall tax benefits.

Options may be priced at 100 percent or more of the fair market value on the date of grant, and generally vest four years after the date of grant. Options generally expire within 10 years and one month after the date of grant.

Information on stock option activity follows:

	Options Exercisable (Thousands)	Weighted-Average Exercise Price Per Share	Options Outstanding (Thousands)	Weighted-Average Exercise Price Per Share
Balance as of May 27, 2007	79,011.8	$ 20.58	107,546.4	$ 21.54
Granted			10,998.8	29.38
Exercised			(12,270.2)	18.75
Forfeited or expired			(232.6)	25.21
Balance as of May 25, 2008	76,389.2	21.23	106,042.4	22.68
Granted			6,495.4	31.74
Exercised			(17,548.4)	19.60
Forfeited or expired			(382.4)	27.50
Balance as of May 31, 2009	67,619.2	21.96	94,607.0	23.84
Granted			6,779.4	27.99
Exercised			(20,013.6)	19.87
Forfeited or expired			(268.2)	24.82
Balance as of May 30, 2010	47,726.6	$ 22.89	81,104.6	$ 25.17

Stock-based compensation expense related to stock option awards was  $34.4 million in fiscal 2010,  $40.0 million in fiscal 2009, and  $52.8 million in fiscal 2008.

Net cash proceeds from the exercise of stock options less shares used for withholding taxes and the intrinsic value of options exercised were as follows:

	Fiscal Year
In Millions	2010	2009	2008
Net cash proceeds	$388.5	$305.9	$192.0
Intrinsic value of options exercised	$271.8	$226.7	$134.4

Restricted Stock, Restricted Stock Units, and Cash-Settled Share-Based Units

Stock and units settled in stock subject to a restricted period and a purchase price, if any (as determined by the Compensation Committee of the Board of Directors), may be granted to key employees under the 2009 Plan. Restricted shares and restricted stock units, up to 50 percent of the value of an individual's cash incentive award, may also be granted through the EIP. Certain restricted stock and restricted stock unit awards require the employee to deposit personally owned shares (on a one-for-one basis) during the restricted period. Restricted stock and restricted stock units generally vest and become unrestricted four years after the date of grant. Participants are entitled to dividends on such awarded shares and units, but only receive those amounts if the shares or units ultimately vest. The sale or transfer of these shares and units is restricted during the vesting period. Participants holding restricted stock, but not restricted stock units, are entitled to vote on matters submitted to holders of common stock for a vote.

Information on restricted stock unit and cash-settled share-based units activity follows:

	Equity Classified		Liability Classified
	Share-Settled Units (Thousands)	Weighted-Average Grant-Date Fair Value	Share-Settled Units (Thousands)	Weighted-Average Grant-Date Fair Value	Cash-Settled Share-Based Units (Thousands)	Weighted-Average Grant-Date Fair Value
Non-vested as of May 31, 2009	8,782.1	$28.35	317.6	$28.98	1,749.9	$31.70
Granted	2,494.3	28.12	141.0	27.92	2,110.4	27.92
Vested	(898.3)	26.02	(17.2)	28.95	(74.3)	29.85
Forfeited or expired	(168.3)	29.13	(17.1)	28.85	(82.3)	28.86
Non-vested as of May 30, 2010	10,209.8	$28.49	424.3	$28.64	3,703.7	$29.65

	Fiscal Year
	2010	2009	2008
Number of units granted (thousands)	4,745.7	4,348.0	3,904.4
Weighted average price per unit	$28.03	$31.70	$29.31

The total grant-date fair value of restricted stock unit awards that vested during fiscal 2010 was  $26.1 million, and restricted stock unit awards with a grant-date fair value of  $79.9 million vested during fiscal 2009.

As of May 30, 2010, unrecognized compensation expense related to non-vested stock options and restricted stock units was  $187.2 million. This expense will be recognized over 21 months, on average.

Stock-based compensation expense related to restricted stock units and cash-settled share-based payment awards was  $131.0 million for fiscal 2010,  $101.4 million for fiscal 2009, and  $80.4 million for fiscal 2008.

EARNINGS PER SHARE	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Earnings Per Share

NOTE 12. EARNINGS PER SHARE

All shares and per share amounts have been adjusted for the two-for-one stock split on May 28, 2010.

Basic and diluted earnings per share (EPS) were calculated using the following:

	Fiscal Year
In Millions, Except per Share Data	2010	2009	2008
Net earnings attributable to General Mills	$1,530.5	$1,304.4	$1,294.7
Capital appreciation paid on Series B-1 Interests in GMC (a)	-	-	(8.0)
Net earnings for basic and diluted EPS calculations	$1,530.5	$1,304.4	$1,286.7

Average number of common shares - basic EPS	659.6	663.7	665.9
Incremental share effect from:
Stock options (b)	17.7	17.9	21.3
Restricted stock, restricted stock units, and other (b)	6.0	5.5	5.6
Forward purchase contract (c)	-	-	1.0
Average number of common shares - diluted EPS	683.3	687.1	693.8
Earnings per share - basic	$2.32	$1.96	$1.93
Earnings per share - diluted	$2.24	$1.90	$1.85

(a)       On August 7, 2007, we repurchased all of the Series B-1 limited membership interests in GMC for  $843 million, of which  $8 million related to capital appreciation paid to the third-party holders of the interests and reduced net earnings available to common stockholders in our basic and diluted EPS calculations.

(b)        Incremental shares from stock options and restricted stock units are computed by the treasury stock method. Stock options and restricted stock units excluded from our computation of diluted EPS because they were not dilutive were as follows:

	Fiscal Year
In Millions	2010	2009	2008
Anti-dilutive stock options and restricted stock units	6.3	14.2	9.4

(c)       On October 15, 2007, we settled a forward purchase contract with Lehman Brothers by issuing 28.6 million shares of common stock.

RETIREMENT BENEFITS AND POSTEMPLOYMENT BENEFITS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Retirement Benefits and Postemployment Benefits

NOTE 13. RETIREMENT BENEFITS AND POSTEMPLOYMENT BENEFITS

Defined Benefit Pension Plans

We have defined benefit pension plans covering most domestic, Canadian, and United Kingdom employees. Benefits for salaried employees are based on length of service and final average compensation. Benefits for hourly employees include various monthly amounts for each year of credited service. Our funding policy is consistent with the requirements of applicable laws. We made  $200.0 million of voluntary contributions to our principal domestic plans in fiscal 2009. We did not make any contributions in fiscal 2010, and we do not expect to be required to make any contributions in fiscal 2011. Our principal domestic retirement plan covering salaried employees has a provision that any excess pension assets would be allocated to active participants if the plan is terminated within five years of a change in control.

Other Postretirement Benefit Plans

We also sponsor plans that provide health care benefits to the majority of our domestic and Canadian retirees. The salaried health care benefit plan is contributory, with retiree contributions based on years of service. We make decisions to fund related trusts for certain employees and retirees on an annual basis. We did not make voluntary contributions to these plans in fiscal 2010 or fiscal 2009.

Health Care Cost Trend Rates

Assumed health care costs trends are as follows:

	Fiscal Year
	2010	2009
Health care cost trend rate for next year	9.0% and 9.0%	9.0% and 9.5%
Rate to which the cost trend rate is assumed to decline (ultimate rate)	5.2%	5.2%
Year that the rate reaches the ultimate trend rate	2019	2018

We review our health care cost trend rates annually. Our review is based on data we collect about our health care claims experience and information provided by our actuaries. This information includes recent plan experience, plan design, overall industry experience and projections, and assumptions used by other similar organizations. Our initial health care cost trend rate is adjusted as necessary to remain consistent with this review, recent experiences, and short-term expectations. Our initial health care cost trend rate assumption is 9.0 percent for all retirees. Rates are graded down annually until the ultimate trend rate of 5.2 percent is reached in 2019 for all retirees. The trend rates are applicable for calculations only if the retirees' benefits increase as a result of health care inflation. The ultimate trend rate is adjusted annually, as necessary, to approximate the current economic view on the rate of long-term inflation plus an appropriate health care cost premium. Assumed trend rates for health care costs have an important effect on the amounts reported for the other postretirement benefit plans.

A one percentage point change in the health care cost trend rate would have the following effects:

In Millions	One Percentage Point Increase	One Percentage Point Decrease
Effect on the aggregate of the service and interest cost components in fiscal 2011	$7.9	$(6.8)
Effect on the other postretirement accumulated benefit obligation as of May 30, 2010	96.7	(85.0)

The Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (collectively, the Act) was signed into law in March 2010. The Act codifies health care reforms with staggered effective dates from 2010 to 2018. Estimates of the future impacts of several of the Act's provisions are incorporated into our postretirement benefit liability including the elimination of lifetime maximums and the imposition of an excise tax on high cost health plans. These changes resulted in a  $24.0 million increase in our postretirement benefit liability as of May 30, 2010.

Postemployment Benefit Plans

Under certain circumstances, we also provide accruable benefits to former or inactive employees in the United States, Canada, and Mexico, and members of our Board of Directors, including severance and certain other benefits payable upon death. We recognize an obligation for any of these benefits that vest or accumulate with service. Postemployment benefits that do not vest or accumulate with service (such as severance based solely on annual pay rather than years of service) are charged to expense when incurred. Our postemployment benefit plans are unfunded.

We use our fiscal year end as the measurement date for all our defined benefit pension and other postretirement benefit plans.

Summarized financial information about defined benefit pension, other postretirement, and postemployment benefits plans is presented below:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans		Postemployment Benefit Plans
	Fiscal Year		Fiscal Year		Fiscal Year
In Millions	2010	2009	2010	2009	2010	2009
Change in Plan Assets:
Fair value at beginning of year	$3,157.8	$4,128.7	$235.6	$349.6
Actual return on assets	535.9	(1,009.1)	41.0	(94.4)
Employer contributions	17.1	220.2	0.1	0.1
Plan participant contributions	3.5	3.1	11.3	11.0
Benefits payments	(182.6)	(177.4)	(3.7)	(30.7)
Foreign currency	(1.9)	(7.7)	-	-
Fair value at end of year	$3,529.8	$3,157.8	$284.3	$235.6
Change in Projected Benefit Obligation:
Benefit obligation at beginning of year	$3,167.3	$3,224.1	$852.0	$911.3	$112.5	$104.6
Service cost	70.9	76.5	12.9	14.2	7.2	6.5
Interest cost	230.3	215.4	61.6	61.2	5.6	4.9
Plan amendment	25.8	0.3	7.5	(1.3)	-	2.3
Curtailment/other	-	-	-	-	10.6	8.4
Plan participant contributions	3.5	3.1	11.3	11.0	-	-
Medicare Part D reimbursements	-	-	4.7	4.7	-	-
Actuarial loss (gain)	716.4	(166.8)	168.1	(92.0)	11.8	1.6
Benefits payments	(182.6)	(177.4)	(57.5)	(57.8)	(17.6)	(15.6)
Foreign currency	(1.6)	(7.9)	-	0.7	0.2	(0.2)
Projected benefit obligation at end of year	$4,030.0	$3,167.3	$1,060.6	$852.0	$130.3	$112.5
Plan assets less than benefit obligation as of fiscal year end	$(500.2)	$(9.5)	$(776.3)	$(616.4)	$(130.3)	$(112.5)

The accumulated benefit obligation for all defined benefit plans was  $3,620.3 million as of May 30, 2010, and  $2,885.3 million as of May 31, 2009.

Amounts recognized in accumulated other comprehensive loss as of May 30, 2010, and May 31, 2009, are as follows:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans		Postemployment Benefit Plans		Total
	Fiscal Year		Fiscal Year		Fiscal Year		Fiscal Year
In Millions	2010	2009	2010	2009	2010	2009	2010	2009
Net actuarial loss	$(1,369.9)	$(1,028.2)	$(225.2)	$(130.3)	$(15.9)	$(9.7)	$(1,611.0)	$(1,168.2)
Prior service (costs) credits	(41.3)	(29.6)	1.0	6.8	(7.2)	(7.5)	(47.5)	(30.3)
Amounts recorded in accumulated other comprehensive loss	$(1,411.2)	$(1,057.8)	$(224.2)	$(123.5)	$(23.1)	$(17.2)	$(1,658.5)	$(1,198.5)

Plans with accumulated benefit obligations in excess of plan assets are as follows:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans		Postemployment Benefit Plans
	Fiscal Year		Fiscal Year		Fiscal Year
In Millions	2010	2009	2010	2009	2010	2009
Projected benefit obligation	$299.6	$225.2	$-	$-	$-	$-
Accumulated benefit obligation	252.5	194.4	1,060.6	852.0	130.3	112.5
Plan assets at fair value	17.3	15.9	284.3	235.6	-	-

Components of net periodic benefit (income) costs are as follows:

	Defined Benefit Pension Plans			Other Postretirement Benefit Plans			Postemployment Benefit Plans
	Fiscal Year			Fiscal Year			Fiscal Year
In Millions	2010	2009	2008	2010	2009	2008	2010	2009	2008
Service cost	$70.9	$76.5	$80.1	$12.9	$14.2	$16.4	$7.2	$6.5	$5.4
Interest cost	230.3	215.4	196.7	61.6	61.2	58.8	5.7	4.9	3.7
Expected return on plan assets	(400.1)	(385.8)	(360.6)	(29.2)	(30.0)	(30.3)	-	-	-
Amortization of losses	8.4	7.8	22.7	2.0	7.2	15.3	1.0	1.0	(0.2)
Amortization of prior service costs (credits)	6.9	7.4	7.5	(1.6)	(1.4)	(1.4)	2.4	2.2	2.2
Other adjustments	-	-	-	-	-	-	10.6	8.4	2.3
Settlement or curtailment losses	-	-	0.3	-	-	-	-	-	-
Net (income) expense	$(83.6)	$(78.7)	$(53.3)	$45.7	$51.2	$58.8	$26.9	$23.0	$13.4

We expect to recognize the following amounts in net periodic benefit (income) costs in fiscal 2011:

In Millions	Defined Benefit Pension Plans	Other Postretirement Benefit Plans	Postemployment Benefit Plans
Amortization of losses	$ 81.2	$ 14.4	$ 2.1
Amortization of prior service costs (credits)	9.0	(0.6)	2.4

Assumptions

Weighted-average assumptions used to determine fiscal year-end benefit obligations are as follows:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans		Postemployment Benefit Plans
	Fiscal Year		Fiscal Year		Fiscal Year
	2010	2009	2010	2009	2010	2009
Discount rate	5.85%	7.49%	5.80%	7.45%	5.12%	7.06%
Rate of salary increases	4.93	4.92	-	-	4.93	4.93

Weighted-average assumptions used to determine fiscal year net periodic benefit (income) costs are as follows:

	Defined Benefit Pension Plans			Other Postretirement Benefit Plans			Postemployment Benefit Plans
	Fiscal Year			Fiscal Year			Fiscal Year
	2010	2009	2008	2010	2009	2008	2010	2009	2008
Discount rate	7.49%	6.88%	6.18%	7.45%	6.90%	6.15%	7.06%	6.64%	6.05%
Rate of salary increases	4.92	4.93	4.39	-	-	-	4.93	4.93	4.39
Expected long-term rate of return on plan assets	9.55	9.55	9.56	9.33	9.35	9.33	-	-	-

Discount Rates

Our discount rate assumptions are determined annually as of the last day of our fiscal year for all of our defined benefit pension, other postretirement, and postemployment benefit plan obligations. We also use the same discount rates to determine defined benefit pension, other postretirement, and postemployment benefit plan income and expense for the following fiscal year. We work with our actuaries to determine the timing and amount of expected future cash outflows to plan participants and, using the top quartile of AA-rated corporate bond yields, to develop a forward interest rate curve, including a margin to that index based on our credit risk. This forward interest rate curve is applied to our expected future cash outflows to determine our discount rate assumptions.

Fair Value of Plan Assets

In the fourth quarter of fiscal 2010, we adopted new accounting guidance requiring additional disclosures for plan assets of defined benefit pension and other postretirement benefit plans. This guidance requires that we categorize plan assets within a three level fair value hierarchy as described in Note 7.

The fair values of our pension and postretirement benefit plan assets at May 30, 2010, by asset category are as follows:

In Millions	Level 1	Level 2	Level 3	Total Assets
Fair value measurement of pension plan assets:
Equity (a)	$744.5	$716.6	$512.8	$1,973.9
Fixed income (b)	700.0	206.0	3.9	909.9
Real asset investments (c)	72.4	75.8	298.7	446.9
Other investments (d)	-	39.9	0.3	40.2
Cash and accruals	158.9	-	-	158.9
Total fair value measurement of pension plan assets	$1,675.8	$1,038.3	$815.7	$3,529.8

Fair value measurement of postretirement benefit plan assets:
Equity (a)	$10.1	$81.4	$25.7	$117.2
Fixed income (b)	1.1	46.1	1.7	48.9
Real asset investments (c)	0.1	3.7	14.6	18.4
Other investments (d)	-	71.4	-	71.4
Cash and accruals	28.4	-	-	28.4
Fair value measurement of postretirement benefit plan assets	$39.7	$202.6	$42.0	$284.3

(a)       Primarily publicly traded common stock and private equity partnerships for purposes of total return and to maintain equity exposure consistent with policy allocations. Investments include: i) United States and international equity securities, mutual funds and equity futures valued at closing prices from national exchanges; and ii) commingled funds, privately held securities and private equity partnerships valued at unit values or net asset values provided by the investment managers, which are based on the fair value of the underlying investments. Various methods are used to determine fair values and may include the cost of the investment, most recent financing, and expected cash flows. For some of these investments, realization of the estimated fair value is dependent upon transactions between willing sellers and buyers.

(b)       Primarily government and corporate debt securities for purposes of total return and managing fixed income exposure to policy allocations. Investments include: i) fixed income securities and bond futures generally valued at closing prices from national exchanges, fixed income pricing models and/or independent financial analysts; and ii) fixed commingled funds valued at unit values provided by the investment managers, which are based on the fair value of the underlying investments.

(c)        Publicly traded common stock and limited partnerships in the energy and real estate sectors for purposes of total return. Investments include: i) energy and real estate securities generally valued at closing prices from national exchanges; and ii) commingled funds, private securities, and limited partnerships valued at unit values or net asset values provided by the investment managers, which are generally based on the fair value of the underlying investments.

(d)        Global balanced fund of equity, fixed income and real estate securities for purposes of meeting Canadian pension plan asset allocation policies and insurance and annuity contracts for purposes of providing a stable stream of income for retirees and to fund postretirement medical benefits. Fair values are derived from unit values provided by the investment managers, which are generally based on the fair value of the underlying investments and contract fair values from the providers.

The following table is a roll forward of the Level 3 investments of our pension and postretirement benefit plan assets during the year ended May 30, 2010:

In Millions	Balance as of May 31, 2009	Transfers In/(Out)	Purchases, Sales Issuances, and Settlements (Net)	Net Gain/(Loss)	Balance as of May 30, 2010
Pension benefit plan assets:
Equity	$423.9	$-	$17.0	$71.9	$512.8
Fixed income	4.2	-	(1.2)	0.9	3.9
Real asset investments	275.2	-	25.0	(1.5)	298.7
Other investments	0.5	-	(0.3)	0.1	0.3
Fair value activity of pension level 3 plan assets	$703.8	$-	$40.5	$71.4	$815.7

Postretirement benefit plan assets:
Equity	$23.8	$-	$(1.5)	$3.4	$25.7
Fixed income	1.5	-	-	0.2	1.7
Real asset investments	17.0	-	(0.6)	(1.8)	14.6
Fair value activity of postretirement benefit level 3 plan assets:	$42.3	$-	$(2.1)	$1.8	$42.0

The net change in Level 3 assets attributable to unrealized gains at May 30, 2010, were  $72.2 million for our pension plan assets, and  $1.2 million for our postretirement plan assets.

Expected Rate of Return on Plan Assets

Our expected rate of return on plan assets is determined by our asset allocation, our historical long-term investment performance, our estimate of future long-term returns by asset class (using input from our actuaries, investment services, and investment managers), and long-term inflation assumptions. We review this assumption annually for each plan, however, our annual investment performance for one particular year does not, by itself, significantly influence our evaluation.

Weighted-average asset allocations for the past two fiscal years for our defined benefit pension and other postretirement benefit plans are as follows:

	Defined Benefit Pension Plans		Other Postretirement Benefit Plans
	Fiscal Year		Fiscal Year
	2010	2009	2010	2009
Asset category:
United States equities	32.6%	29.5%	37.3%	32.6%
International equities	17.1	19.1	18.3	18.4
Private equities	14.7	13.6	9.9	12.0
Fixed income	22.4	24.4	28.1	28.4
Real assets	13.2	13.4	6.4	8.6
Total	100.0%	100.0%	100.0%	100.0%

The investment objective for our defined benefit pension and other postretirement benefit plans is to secure the benefit obligations to participants at a reasonable cost to us. Our goal is to optimize the long-term return on plan assets at a moderate level of risk. The defined benefit pension and other postretirement portfolios are broadly diversified across asset classes. Within asset classes, the portfolios are further diversified across investment styles and investment organizations. For the defined benefit pension and other postretirement benefit plans, the long-term investment policy allocations are: 30 percent to equities in the United States; 20 percent to international equities; 10 percent to private equities; 30 percent to fixed income; and 10 percent to real assets (real estate, energy, and timber). The actual allocations to these asset classes may vary tactically around the long-term policy allocations based on relative market valuations.

Contributions and Future Benefit Payments

We do not expect to make contributions to our defined benefit, other postretirement, and postemployment benefits plans in fiscal 2011. Actual fiscal 2011 contributions could exceed our current projections, as influenced by our decision to undertake discretionary funding of our benefit trusts and future changes in regulatory requirements. Estimated benefit payments, which reflect expected future service, as appropriate, are expected to be paid from fiscal 2011-2020 as follows:

In Millions	Defined Benefit Pension Plans	Other Postretirement Benefit Plans Gross Payments	Medicare Subsidy Receipts	Postemployment Benefit Plans
2011	$194.8	$56.5	$5.4	$18.4
2012	202.8	60.9	5.8	18.4
2013	211.9	64.0	6.4	17.2
2014	221.4	66.1	6.9	15.9
2015	231.4	69.6	7.5	15.0
2016-2020	1,331.7	394.8	45.4	67.0

Defined Contribution Plans

The General Mills Savings Plan is a defined contribution plan that covers domestic salaried, hourly, nonunion, and certain union employees. This plan is a 401(k) savings plan that includes a number of investment funds, including a Company stock fund, and an Employee Stock Ownership Plan (ESOP). We sponsor another money purchase plan for certain domestic hourly employees with net assets of  $16.8 million as of May 30, 2010, and  $15.6 million as of May 31, 2009. We also sponsor defined contribution plans in many of our foreign locations. Our total recognized expense related to defined contribution plans was  $64.5 million in fiscal 2010,  $59.5 million in fiscal 2009, and  $61.9 million in fiscal 2008.

We matched a percentage of employee contributions to the General Mills Savings Plan with a base match plus a variable year-end match that depended on annual results. Effective April 1, 2010, the company match is directed to investment options of the participant's choosing. Prior to April 1, 2010, the company match was invested in company stock in the ESOP fund. The number of shares of our common stock allocated to participants in the ESOP was 5.9 million as of May 30, 2010, and 5.6 million as of May 31, 2009.

The ESOP originally purchased our common stock principally with funds borrowed from third parties and guaranteed by us. The ESOP shares are included in net shares outstanding for the purposes of calculating our EPS. The ESOP's third-party debt was repaid on June 30, 2007. The ESOP's only assets are our common stock and temporary cash balances. The ESOP's share of the total defined contribution expense was  $53.7 million in fiscal 2010,  $50.6 million in fiscal 2009, and  $52.3 million in fiscal 2008. The ESOP's expense was calculated by the “shares allocated” method.

The Company stock fund and the ESOP had  $610.3 million and  $425.3 million of General Mills common stock as of May 30, 2010, and May 31, 2009.

INCOME TAXES	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Income Taxes

NOTE 14. INCOME TAXES

The components of earnings before income taxes and after-tax earnings from joint ventures and the corresponding income taxes thereon are as follows:

	Fiscal Year
In Millions	2010	2009	2008
Earnings before income taxes and after-tax earnings from joint ventures:
United States	$2,060.4	$1,717.5	$1,646.5
Foreign	144.1	224.7	183.0
Total earnings before income taxes and after-tax earnings from joint ventures	$2,204.5	$1,942.2	$1,829.5
Income taxes:
Currently payable:
Federal	$616.0	$457.8	$447.7
State and local	87.4	37.3	52.9
Foreign	45.5	9.5	23.5
Total current	748.9	504.6	524.1
Deferred:
Federal	38.5	155.7	65.9
State and local	(4.9)	36.3	24.2
Foreign	(11.3)	23.8	8.0
Total deferred	22.3	215.8	98.1
Total income taxes	$771.2	$720.4	$622.2

The Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (collectively, the Act) was signed into law in March 2010. The federal government currently provides a subsidy, on a tax-free basis, to companies that provide certain retiree prescription drug benefits (the Medicare Part D subsidy). The Act reduces the tax deductibility of retiree health cost to the extent of any Medicare Part D subsidy received beginning in 2013. As a result of this change in tax treatment, we recorded a non-cash income tax charge and a decrease to our deferred tax assets of  $35.0 million in fiscal 2010 as of the enactment date of the Act.

The following table reconciles the United States statutory income tax rate with our effective income tax rate:

	Fiscal Year
	2010	2009	2008
United States statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal tax benefits	2.5	2.9	3.5
Foreign rate differences	(1.8)	(2.3)	(1.2)
Enactment date effect of health care reform	1.3	-	-
Federal court decisions, including interest	-	2.7	(1.7)
Domestic manufacturing deduction	(1.8)	(1.1)	(1.0)
Other, net	(0.2)	(0.1)	(0.6)
Effective income tax rate	35.0%	37.1%	34.0%

The tax effects of temporary differences that give rise to deferred tax assets and liabilities are as follows:

In Millions	May 30, 2010	May 31, 2009
Accrued liabilities	$190.4	$160.0
Restructuring, impairment, and other exit charges	-	0.4
Compensation and employee benefits	680.6	559.9
Pension liability	76.5	-
Unrealized hedge losses	15.6	18.4
Unrealized losses	248.6	221.7
Capital losses	93.1	165.7
Net operating losses	119.8	94.6
Other	134.5	95.4
Gross deferred tax assets	1,559.1	1,316.1
Valuation allowance	392.0	440.4
Net deferred tax assets	1,167.1	875.7
Brands	1,279.5	1,286.6
Depreciation	307.6	308.1
Prepaid pension asset	-	81.3
Intangible assets	107.4	102.2
Tax lease transactions	68.7	72.6
Other	235.8	174.6
Gross deferred tax liabilities	1,999.0	2,025.4
Net deferred tax liability	$831.9	$1,149.7

We have established a valuation allowance against certain of the categories of deferred tax assets described above as current evidence does not suggest we will realize sufficient taxable income of the appropriate character (e.g., ordinary income versus capital gain income) within the carry forward period to allow us to realize these deferred tax benefits.

Of the total valuation allowance of  $392.0 million,  $168.8 million relates to a deferred tax asset for losses recorded as part of the Pillsbury acquisition. Of the remaining valuation allowance,  $93.1 million relates to capital loss carryforwards and  $119.8 million relates to state and foreign operating loss carryforwards. As of May 30, 2010, we believe it is more likely than not that the remainder of our deferred tax asset is realizable.

The carryforward periods on our foreign loss carryforwards are as follows:  $81.2 million do not expire;  $9.8 million expire between fiscal 2011 and fiscal 2012; and  $19.7 million expire between fiscal 2013 and fiscal 2019.

We have not recognized a deferred tax liability for unremitted earnings of  $2.1 billion from our foreign operations because our subsidiaries have invested or will invest the undistributed earnings indefinitely, or the earnings will be remitted in a tax-free transaction. It is impractical for us to determine the amount of unrecognized deferred tax liabilities on these indefinitely reinvested earnings. Deferred taxes are recorded for earnings of our foreign operations when we determine that such earnings are no longer indefinitely reinvested.

Annually we file more than 350 income tax returns in approximately 100 global taxing jurisdictions. A number of years may elapse before an uncertain tax position is audited and finally resolved. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, we believe that our liabilities for income taxes reflect the most likely outcome. We adjust these liabilities, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular position would usually require the use of cash.

The number of years with open tax audits varies depending on the tax jurisdiction. Our major taxing jurisdictions include the United States (federal and state) and Canada. We are no longer subject to United States federal examinations by the IRS for fiscal years before 2002.

The IRS has concluded its field examination of our 2006 and prior federal tax years, which resulted in payments of  $17.6 million in fiscal 2009 and  $56.5 million in fiscal 2008 to cover the additional U.S. income tax liability plus interest related to adjustments during these audit cycles. The IRS also proposed additional adjustments for the fiscal 2002 to 2006 audit cycles related to the amount of capital loss and depreciation and amortization we reported as a result of our sale of noncontrolling interest in our GMC subsidiary. The IRS has proposed adjustments that effectively eliminate most of the tax benefits associated with this transaction. We believe our positions are supported by substantial technical authority and are vigorously defending our positions. We are currently in negotiations with the IRS Appeals Division for fiscal 2002 to 2006. We have determined that a portion of this matter should be included as a tax liability and have accordingly included it in our total liabilities for uncertain tax positions. The IRS initiated its audit of our fiscal 2007 and 2008 tax years during fiscal 2009.

In the third quarter of fiscal 2008, we recorded an income tax benefit of  $30.7 million as a result of a favorable U.S. district court decision on an uncertain tax matter. In the third quarter of fiscal 2009, the U.S. Court of Appeals for the Eighth Circuit issued an opinion reversing the district court decision. As a result, we recorded  $52.6 million (including interest) of income tax expense related to the reversal of cumulative income tax benefits from this uncertain tax matter recognized in fiscal years 1992 through 2008. We expect to make cash tax and interest payments of approximately  $31.7 million in connection with this matter.

Various tax examinations by United States state taxing authorities could be conducted for any open tax year, which vary by jurisdiction, but are generally from 3 to 5 years. Currently, several state examinations are in progress. The Canada Revenue Agency is conducting an audit of our income tax returns in Canada for fiscal years 2003 (which is our earliest tax year still open for examination) through 2005. We do not anticipate that any United States state tax or Canadian tax adjustments will have a significant impact on our financial position or results of operations.

We apply a more-likely-than-not threshold to the recognition and derecognition of uncertain tax positions. Accordingly we recognize the amount of tax benefit that has a greater than 50 percent likelihood of being ultimately realized upon settlement. Future changes in judgment related to the expected ultimate resolution of uncertain tax positions will affect earnings in the quarter of such change.

The following table sets forth changes in our total gross unrecognized tax benefit liabilities, excluding accrued interest, for fiscal 2010. Approximately  $206.4 million of this total represents the amount that, if recognized, would affect our effective income tax rate in future periods. This amount differs from the gross unrecognized tax benefits presented in the table because certain of the liabilities below would impact deferred taxes if recognized or are the result of stock compensation items impacting additional paid-in capital. We also would record a decrease in U.S. federal income taxes upon recognition of the state tax benefits included therein.

	Fiscal Year
In Millions	2010	2009
Balance, beginning of year	$570.1	$534.6
Tax position related to current year:
Additions	19.7	66.8
Tax positions related to prior years:
Additions	7.1	48.9
Reductions	(37.6)	(63.7)
Settlements	(1.9)	(13.0)
Lapses in statutes of limitations	(4.5)	(3.5)
Balance, end of year	$552.9	$570.1

As of May 30, 2010, we have classified  $299.0 million of the unrecognized tax benefits as a current liability as we expect to pay these amounts within the next 12 months, including a portion of our potential liability for the matter resolved by the U.S. Court of Appeals, as discussed above. While fiscal years 2007 and 2008 are currently under examination by the Internal Revenue Service (IRS), we are not able to reasonably estimate the timing of future cash flows beyond 12 months due to uncertainties in the timing of this and other tax audit outcomes. The remaining amount of our unrecognized tax liability was classified in other liabilities.

We report accrued interest and penalties related to unrecognized tax benefits in income tax expense. For fiscal 2010, we recognized a net  $16.2 million of tax-related net interest and penalties, and had  $174.8 million of accrued interest and penalties as of May 30, 2010.

LEASES AND OTHER COMMITMENTS	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Leases And Other Commitments

NOTE 15. LEASES AND OTHER COMMITMENTS

An analysis of rent expense by type of property for operating leases follows:

	Fiscal Year
In Millions	2010	2009	2008
Warehouse space	$55.7	$51.4	$49.9
Equipment	30.6	39.1	28.6
Other	51.6	49.5	43.2
Total rent expense	$137.9	$140.0	$121.7

Some operating leases require payment of property taxes, insurance, and maintenance costs in addition to the rent payments. Contingent and escalation rent in excess of minimum rent payments and sublease income netted in rent expense were insignificant.

Noncancelable future lease commitments are:

In Millions	Operating Leases	Capital Leases
2011	$87.4	$1.7
2012	63.9	1.3
2013	46.8	1.1
2014	31.5	0.3
2015	22.4	0.2
After 2015	63.3	0.0
Total noncancelable future lease commitments	$315.3	$4.6
Less: interest		(0.5)
Present value of obligations under capital leases		$4.1

These future lease commitments will be partially offset by estimated future sublease receipts of  $16 million. Depreciation on capital leases is recorded as depreciation expense in our results of operations.

As of May 30, 2010, we have issued guarantees and comfort letters of  $537.5 million for the debt and other obligations of consolidated subsidiaries, and guarantees and comfort letters of  $301.6 million for the debt and other obligations of non-consolidated affiliates, mainly CPW. In addition, off-balance sheet arrangements are generally limited to the future payments under non-cancelable operating leases, which totaled  $315.3 million as of May 30, 2010.

We are involved in various claims, including environmental matters, arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters, either individually or in aggregate, will not have a material adverse effect on our financial position or results of operations.

BUSINESS SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Business Segment and Geographic Information

NOTE 16. BUSINESS SEGMENT AND GEOGRAPHIC INFORMATION

We operate in the consumer foods industry. We have three operating segments by type of customer and geographic region as follows: U.S. Retail, 69.8 percent of our fiscal 2010 consolidated net sales; International, 18.3 percent of our fiscal 2010 consolidated net sales; and Bakeries and Foodservice, 11.9 percent of our fiscal 2010 consolidated net sales.

Our U.S. Retail segment reflects business with a wide variety of grocery stores, mass merchandisers, membership stores, natural food chains, and drug, dollar and discount chains operating throughout the United States. Our major product categories in this business segment are ready-to-eat cereals, refrigerated yogurt, ready-to-serve soup, dry dinners, shelf stable and frozen vegetables, refrigerated and frozen dough products, dessert and baking mixes, frozen pizza and pizza snacks, grain, fruit and savory snacks, and a wide variety of organic products including soup, granola bars, and cereal.

In Canada, our major product categories are ready-to-eat cereals, shelf stable and frozen vegetables, dry dinners, refrigerated and frozen dough products, dessert and baking mixes, frozen pizza snacks, and grain, fruit and savory snacks. In markets outside North America, our product categories include super-premium ice cream, grain snacks, shelf stable and frozen vegetables, dough products, and dry dinners. Our International segment also includes products manufactured in the United States for export, mainly to Caribbean and Latin American markets, as well as products we manufacture for sale to our international joint ventures. Revenues from export activities are reported in the region or country where the end customer is located. These international businesses are managed through 34 sales and marketing offices.

In our Bakeries and Foodservice segment our major product categories are cereals, snacks, yogurt, unbaked and fully baked frozen dough products, baking mixes, and flour. Many products we sell are branded to the consumer and nearly all are branded to our customers. We sell to distributors and operators in many customer channels including foodservice, convenience stores, vending, and supermarket bakeries. Following our fiscal 2009 divestitures, substantially all of this segment's operations are located in the United States.

Operating profit for these segments excludes unallocated corporate items, restructuring, impairment, and other exit costs, and divestiture gains and losses. Unallocated corporate items include variances to planned corporate overhead expenses, variances to planned domestic employee benefits and incentives, annual contributions to the General Mills Foundation, and other items that are not part of our measurement of segment operating performance. These include gains and losses arising from the revaluation of certain grain inventories and gains and losses from mark-to-market valuation of certain commodity positions until passed back to our operating segments in accordance with our policy as discussed in Note 2. These items affecting operating profit are centrally managed at the corporate level and are excluded from the measure of segment profitability reviewed by executive management. Under our supply chain organization, our manufacturing, warehouse, and distribution activities are substantially integrated across our operations in order to maximize efficiency and productivity. As a result, fixed assets and depreciation and amortization expenses are neither maintained nor available by operating segment.

As discussed in Note 1, we revised certain SG&A expense classifications between segment operating profit and unallocated corporate items and shifted selling responsibility for a customer from our Bakeries and Foodservice segment to the U.S. Retail segment. We also adopted new accounting guidance on noncontrolling interests at the beginning of fiscal 2010. To conform to the current year's presentation, earnings attributable to noncontrolling interests in foreign subsidiaries of  $2.1 million in fiscal 2009, and  $1.4 million in fiscal 2008, which were previously deducted from the International segment's operating profit, have been reclassified to net earnings attributable to noncontrolling interests.

Our operating segment results were as follows:

	Fiscal Year
In Millions	2010	2009	2008
Net sales:
U.S. Retail	$10,209.8	$9,973.6	$9,028.2
International	2,684.9	2,571.8	2,535.5
Bakeries and Foodservice	1,740.9	2,010.4	1,984.3
Total	$14,635.6	$14,555.8	$13,548.0
Operating profit:
U.S. Retail	$2,385.2	$2,206.6	$1,976.7
International	192.1	239.2	247.5
Bakeries and Foodservice	263.2	178.4	170.2
Total segment operating profit	2,840.5	2,624.2	2,394.4

Unallocated corporate items	203.0	342.5	144.2
Divestitures (gain), net	-	(84.9)	-
Restructuring, impairment, and other exit costs	31.4	41.6	21.0
Operating profit	$2,606.1	$2,325.0	$2,229.2

The following table provides financial information by geographic area:

	Fiscal Year
In Millions	2010	2009	2008
Net sales:
United States	$11,934.4	$11,942.1	$10,956.7
Non-United States	2,701.2	2,613.7	2,591.3
Total	$14,635.6	$14,555.8	$13,548.0

In Millions	May 30, 2010	May 31, 2009
Land, buildings, and equipment:
United States	$2,619.7	$2,555.6
Non-United States	508.0	479.3
Total	$3,127.7	$3,034.9

SUPPLEMENTAL INFORMATION	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Supplemental Information

NOTE 17. SUPPLEMENTAL INFORMATION

The components of certain Consolidated Balance Sheet accounts are as follows:

In Millions	May 30, 2010	May 31, 2009
Receivables:
From customers	$1,057.4	$971.2
Less allowance for doubtful accounts	(15.8)	(17.8)
Total	$1,041.6	$953.4

In Millions	May 30, 2010	May 31, 2009
Inventories:
Raw materials and packaging	$247.5	$273.1
Finished goods	1,131.4	1,096.1
Grain	107.4	126.9
Excess of FIFO or weighted-average cost over LIFO cost (a)	(142.3)	(149.3)
Total	$1,344.0	$1,346.8

(a)        Inventories of  $958.3 million as of May 30, 2010, and  $908.3 million as of May 31, 2009, were valued at LIFO.

In Millions	May 30, 2010	May 31, 2009
Prepaid expenses and other current assets:
Prepaid expenses	$127.5	$197.5
Accrued interest receivable, including interest rate swaps	64.9	73.4
Derivative receivables, primarily commodity-related	48.8	32.0
Other receivables	101.4	87.6
Current marketable securities	4.8	23.4
Miscellaneous	31.1	55.4
Total	$378.5	$469.3

In Millions	May 30, 2010	May 31, 2009
Land, buildings, and equipment:
Land	$58.0	$55.2
Buildings	1,653.8	1,571.8
Buildings under capital lease	19.6	25.0
Equipment	4,405.6	4,324.0
Equipment under capital lease	25.0	27.7
Capitalized software	318.7	268.0
Construction in progress	469.0	349.2
Total land, buildings, and equipment	6,949.7	6,620.9
Less accumulated depreciation	(3,822.0)	(3,586.0)
Total	$3,127.7	$3,034.9

In Millions	May 30, 2010	May 31, 2009
Other assets:
Pension assets	$2.2	$195.1
Investments in and advances to joint ventures	398.1	283.3
Life insurance	88.2	89.8
Non-current derivative receivables	130.1	189.8
Miscellaneous	144.8	137.0
Total	$763.4	$895.0

In Millions	May 30, 2010	May 31, 2009
Other current liabilities:
Accrued payroll	$331.4	$338.2
Accrued interest	136.5	182.1
Accrued trade and consumer promotions	555.2	473.5
Accrued taxes	440.2	168.0
Derivative payable	18.1	25.8
Accrued customer advances	25.5	19.3
Miscellaneous	255.3	275.0
Total	$1,762.2	$1,481.9

In Millions	May 30, 2010	May 31, 2009
Other noncurrent liabilities:
Interest rate swaps	$180.2	$258.7
Accrued compensation and benefits, including obligations for underfunded other postretirement and postemployment benefit plans	1,588.1	1,051.0
Accrued income taxes	276.3	541.5
Miscellaneous	74.1	81.0
Total	$2,118.7	$1,932.2

Certain Consolidated Statements of Earnings amounts are as follows:

	Fiscal Year
In Millions	2010	2009	2008
Depreciation and amortization	$457.1	$453.6	$459.2
Research and development expense	218.3	208.2	204.7
Advertising and media expense (including production and communication costs)	908.5	732.1	587.2

The components of interest, net are as follows:

	Fiscal Year
Expense (Income), in Millions	2010	2009	2008
Interest expense	$374.5	$409.5	$432.0
Capitalized interest	(6.2)	(5.1)	(5.0)
Interest income	(6.8)	(21.6)	(27.3)
Loss on debt repurchase	40.1	-	-
Interest, net	$401.6	$382.8	$399.7

Certain Consolidated Statements of Cash Flows amounts are as follows:

	Fiscal Year
In Millions	2010	2009	2008
Cash interest payments	$384.1	$292.8	$436.6
Cash paid for income taxes	672.5	395.3	444.4

In fiscal 2009, we acquired Humm Foods by issuing 1.8 million shares of our common stock to its shareholders, with a value of  $55.0 million, as consideration. This acquisition is treated as a non-cash transaction in our Consolidated Statement of Cash Flows.

QUARTERLY DATA (UNAUDITED)	12 Months Ended
May 30, 2010
Notes To Consolidated Financial Statements
Quarterly data (Unaudited)

NOTE 18. QUARTERLY DATA (UNAUDITED)

In May 2010, our Board of Directors approved a two-for-one stock split to be effected in the form of a 100 percent stock dividend to stockholders of record on May 28, 2010. The Company's stockholders received one additional share of common stock for each share of common stock in their possession on that date. The additional shares were distributed on June 8, 2010. This did not change the proportionate interest that a stockholder maintained in the Company. All shares and per share amounts have been adjusted for the two-for-one stock split.

Summarized quarterly data for fiscal 2010 and fiscal 2009 follows:

In Millions, Except Per Share Amounts	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Fiscal Year		Fiscal Year		Fiscal Year		Fiscal Year
	2010	2009	2010	2009	2010	2009	2010	2009
Net sales	$3,482.4	$3,462.4	$4,034.7	$3,970.7	$3,589.3	$3,504.5	$3,529.2	$3,618.2
Gross margin	1,440.8	1,177.1	1,728.3	1,205.5	1,359.8	1,262.4	1,271.3	1,529.9
Net earnings attributable to General Mills (a)	420.6	278.5	565.5	378.2	332.5	288.9	211.9	358.8
EPS:
Basic	$0.64	$0.41	$0.86	$0.57	$0.50	$0.44	$0.32	$0.54
Diluted	$0.62	$0.40	$0.83	$0.54	$0.48	$0.42	$0.31	$0.53
Dividends per share	$0.24	$0.22	$0.23	$0.21	$0.25	$0.21	$0.24	$0.22
Market price of common stock:
High	$30.20	$33.85	$34.56	$35.08	$36.18	$32.39	$36.96	$27.75
Low	$25.59	$29.94	$28.99	$29.06	$34.00	$27.52	$34.74	$23.61

(a)       Net earnings in the fourth quarter of fiscal 2010 included interest expense of  $40.1 million related to the repurchase of certain notes and a non-cash income tax charge of  $35.0 million resulting from a change in deferred tax assets (see Note 14)

Schedule II	12 Months Ended
May 30, 2010
Schedule II - Valuation of Qualifying Accounts [Abstract]
Schedule II - Valuation of Qualifying Accounts
General Mills, Inc. and Subsidiaries
Schedule II - Valuation of Qualifying Accounts

	Fiscal Year
In Millions	2010	2009	2008
Allowance for doubtful accounts:
Balance at beginning of year	$17.8	$16.4	$16.4
Additions charged to expense	13.0	13.8	12.7
Bad debt write-offs	(12.7)	(13.0)	(12.8)
Other adjustments and reclassifications	(2.3)	0.6	0.1
Balance at end of year	$15.8	$17.8	$16.4
Valuation allowance for deferred tax assets:
Balance at beginning of year	$440.4	$521.5	$611.9
Additions charged to expense	7.3	2.0	8.0
Adjustments to acquisition, translation amounts, and other	(55.7)	(83.1)	(98.4)
Balance at end of year	$392.0	$440.4	$521.5
Reserve for restructuring and other exit charges:
Balance at beginning of year	$18.8	$7.9	$4.3
Additions charged to expense, including translation amounts	1.0	15.8	20.9
Net amounts utilized for restructuring activities	(9.0)	(4.9)	(17.3)
Balance at end of year	$10.8	$18.8	$7.9
Reserve for LIFO valuation:
Balance at beginning of year	$149.3	$125.8	$78.1
(Decrease) Increase	(7.0)	23.5	47.7
Balance at end of year	$142.3	$149.3	$125.8